UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.15

ANNUAL REPORT

AB GLOBAL BOND FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 10, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Global Bond Fund (the “Fund”) for the annual reporting period ended September 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Global Bond Fund to AB Global Bond Fund.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Global Aggregate Bond Index (US dollar hedged), for the six- and 12-month periods ended September 30, 2015.

All share classes underperformed the benchmark during both periods, before sales charges. Currency positioning was

AB GLOBAL BOND FUND •	1

the primary positive contributor to returns for both periods, specifically the Fund’s long position in the US dollar versus several short positions in the Australian dollar, Korean won and New Zealand dollar, relative to the benchmark.

Sector selection detracted mildly from returns for both periods; an overweight to non-investment grade corporates detracted from returns, while an overweight to collateralized mortgage obligations contributed.

Security selection contributed to returns for the 12-month period, yet was immaterial for the six-month period, specifically security selection within mortgages and emerging market sovereigns. Country positioning contributed to returns for the 12-month period, specifically an overweight to the UK and an underweight to Japan. Country positioning detracted for the six-month period, specifically an overweight to Brazil and an underweight to Japan. Yield-curve positioning detracted for the 12-month period, yet contributed for the six-month period, due to an underweight to the 20-year portion of the US yield curve during both periods.

For both periods, derivatives in the form of purchased and written options, and credit default swaps, were utilized for hedging and investment purposes, which added to returns, in absolute terms. Treasury futures and interest rate swaps for hedging and investment purposes detracted during both periods;

currency forwards for hedging and investment purposes detracted during the six-month period yet added during the 12-month period.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended September 30, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.1%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to the emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the reporting period.

2	• AB GLOBAL BOND FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global Aggregate Bond Index (US dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL BOND FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB GLOBAL BOND FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Bond Fund
Class A	-1.20%	1.95%

Class B*	-1.67%	1.21%

Class C	-1.66%	1.23%

Advisor Class†	-1.17%	2.26%

Class R†	-1.50%	1.57%

Class K†	-1.34%	1.90%

Class I†	-1.16%	2.27%

Class Z†	-1.14%	2.32%

Barclays Global Aggregate Bond Index (US dollar hedged)	-0.91%	3.14%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/30/05 TO 9/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Bond Fund Class A shares (from 9/30/05 to 9/30/15) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			1.60%
1 Year	1.95%	-2.40%
5 Years	3.18%	2.28%
10 Years	5.42%	4.96%

Class B Shares			0.97%
1 Year	1.21%	-1.72%
5 Years	2.42%	2.42%
10 Years(a)	4.99%	4.99%

Class C Shares			0.97%
1 Year	1.23%	0.26%
5 Years	2.43%	2.43%
10 Years	4.66%	4.66%

Advisor Class Shares*			1.96%
1 Year	2.26%	2.26%
5 Years	3.46%	3.46%
Since Inception‡	4.94%	4.94%

Class R Shares†			1.27%
1 Year	1.57%	1.57%
5 Years	2.83%	2.83%
Since Inception‡	4.34%	4.34%

Class K Shares†			1.58%
1 Year	1.90%	1.90%
5 Years	3.18%	3.18%
Since Inception‡	4.67%	4.67%

Class I Shares†			2.01%
1 Year	2.27%	2.27%
5 Years	3.51%	3.51%
Since Inception‡	4.98%	4.98%

Class Z Shares†			1.98%
1 Year	2.32%	2.32%
Since Inception‡	4.42%	4.42%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.93%, 1.64%, 1.63%, 0.63%, 1.26%, 0.93%, 0.59% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.40%
5 Years	2.28%
10 Years	4.96%

Class B Shares
1 Year	-1.72%
5 Years	2.42%
10 Years(a)	4.99%

Class C Shares
1 Year	0.26%
5 Years	2.43%
10 Years	4.66%

Advisor Class Shares*
1 Year	2.26%
5 Years	3.46%
Since Inception†	4.94%

Class R Shares*
1 Year	1.57%
5 Years	2.83%
Since Inception†	4.34%

Class K Shares*
1 Year	1.90%
5 Years	3.18%
Since Inception†	4.67%

Class I Shares*
1 Year	2.27%
5 Years	3.51%
Since Inception†	4.98%

Class Z Shares*
1 Year	2.32%
Since Inception†	4.42%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

†	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• AB GLOBAL BOND FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$988.00	$4.39	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%
Class B
Actual	$1,000	$983.30	$8.00	1.61%
Hypothetical**	$1,000	$1,017.00	$8.14	1.61%
Class C
Actual	$1,000	$983.40	$7.86	1.58%
Hypothetical**	$1,000	$1,017.15	$7.99	1.58%
Advisor Class
Actual	$1,000	$988.30	$2.89	0.58%
Hypothetical**	$1,000	$1,022.16	$2.94	0.58%
Class R
Actual	$1,000	$985.00	$6.27	1.26%
Hypothetical**	$1,000	$1,018.75	$6.38	1.26%

AB GLOBAL BOND FUND •	9

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$986.60	$4.63	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%
Class I
Actual	$1,000	$988.40	$2.79	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%
Class Z
Actual	$1,000	$988.60	$2.64	0.53%
Hypothetical**	$1,000	$1,022.41	$2.69	0.53%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB GLOBAL BOND FUND

Expense Example

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,456.6

*	All data are as of September 30, 2015. The Fund’s security type is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.4% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Governments-Sovereign Bonds, Investment Companies, Options Purchased – Puts and Preferred Stocks.

AB GLOBAL BOND FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

*	All data are as of September 30, 2015. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Belgium, Bermuda, Chile, China, Colombia, Denmark, Dominican Republic, Guatemala, India, Indonesia, Morocco, Norway, Peru, Portugal, Singapore, South Africa, Sweden and Switzerland.

12	• AB GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2015

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 40.7%
Australia – 2.4%
Australia Government Bond Series 122 5.25%, 3/15/19(a)	AUD	109,000	$85,162,341
Series 139 3.25%, 4/21/25(a)		24,000	17,736,057
Series 144 3.75%, 4/21/37(a)		8,750	6,630,928

			109,529,326

Belgium – 0.8%
Belgium Government Bond Series 61 4.25%, 9/28/21(a)	EUR	18,730	25,887,377
Series 71 3.75%, 6/22/45(a)		2,300	3,682,376
Series 75 1.00%, 6/22/31(a)		7,115	7,399,878

			36,969,631

Brazil – 1.0%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	4,263	2,416,569
Series F 10.00%, 1/01/17-1/01/25		187,539	36,863,909
Series NTNB 6.00%, 5/15/55		9,109	5,137,193

			44,417,671

Canada – 2.1%
Canadian Government Bond 1.50%, 6/01/23	CAD	85,245	65,084,510
2.25%, 6/01/25		33,255	26,701,186

			91,785,696

France – 0.8%
France Government Bond OAT 0.50%, 5/25/25(a)	EUR	14,600	15,714,727
2.50%, 5/25/30(a)		7,825	10,000,118
3.25%, 10/25/21-5/25/45(a)		6,420	8,963,107

			34,677,952

Germany – 0.8%
Bundesobligation Series 169 0.50%, 4/12/19(a)		17,250	19,733,725
Bundesrepublik Deutschland Series 00 6.25%, 1/04/30(a)		7,970	15,322,780

			35,056,505

AB GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ireland – 1.9%
Ireland Government Bond 2.40%, 5/15/30(a)	EUR	16,648	$20,155,037
3.40%, 3/18/24(a)		20,300	26,959,007
5.40%, 3/13/25		24,681	37,738,158

			84,852,202

Italy – 2.9%
Italy Buoni Poliennali Del Tesoro 4.00%, 9/01/20		1,870	2,411,005
4.25%, 9/01/19		6,710	8,564,819
4.75%, 5/01/17		4,755	5,700,583
5.00%, 8/01/34(a)		22,830	35,135,511
5.50%, 11/01/22		54,305	77,561,696

			129,373,614

Japan – 1.4%
Japan Government Thirty Year Bond Series 44 1.70%, 9/20/44	JPY	713,200	6,408,961
Japan Government Twenty Year Bond Series 150 1.40%, 9/20/34		6,281,600	55,514,651

			61,923,612

Netherlands – 3.8%
Netherlands Government Bond 0.25%, 7/15/25(a)	EUR	102,973	109,332,764
1.75%, 7/15/23(a)		17,150	21,001,564
2.50%, 1/15/33(a)		16,725	22,402,614
2.75%, 1/15/47(a)		4,100	6,027,999
7.50%, 1/15/23		5,750	9,715,331

			168,480,272

Singapore – 0.6%
Singapore Government Bond 3.00%, 9/01/24	SGD	36,000	26,322,336

Spain – 1.7%
Spain Government Bond 1.95%, 7/30/30(a)	EUR	22,335	23,546,103
4.20%, 1/31/37(a)		14,500	19,785,600
4.70%, 7/30/41(a)		21,779	31,901,774

			75,233,477

Sweden – 0.2%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	75,000	10,834,688

14	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 4.1%
United Kingdom Gilt 1.75%, 9/07/22(a)	GBP	10,510	$16,190,574
3.25%, 1/22/44(a)		1,300	2,275,707
4.25%, 12/07/40(a)		39,300	79,569,317
5.00%, 3/07/25(a)		43,150	84,414,425

			182,450,023

United States – 16.2%
U.S. Treasury Bonds 2.875%, 5/15/43	U.S.$	38,475	38,351,765
3.00%, 11/15/44-5/15/45		9,435	9,636,026
3.125%, 8/15/44		8,670	9,074,152
3.625%, 8/15/43-2/15/44		29,740	34,228,183
4.625%, 2/15/40(b)		20,240	26,896,531
U.S. Treasury Notes 1.00%, 3/15/18-5/31/18		23,775	23,896,092
1.625%, 8/15/22		16,900	16,756,958
2.00%, 11/30/20-11/15/21		70,840	72,514,456
2.125%, 5/15/25		340	342,045
2.25%, 3/31/21(c)		395,825	410,946,703
2.375%, 12/31/20		64,000	66,908,352
2.75%, 2/15/24		10,100	10,734,401

			720,285,664

Total Governments – Treasuries (cost $1,826,962,320)			1,812,192,669

CORPORATES – INVESTMENT GRADE – 22.3%
Industrial – 12.9%
Basic – 1.2%
Agrium, Inc. 3.375%, 3/15/25		105	99,408
Barrick Gold Corp. 4.10%, 5/01/23		395	349,540
Barrick North America Finance LLC 4.40%, 5/30/21		5,000	4,858,435
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		15	15,181
Braskem Finance Ltd. 6.45%, 2/03/24		6,485	5,350,125
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24		270	265,258
CF Industries, Inc. 4.95%, 6/01/43		60	55,100
7.125%, 5/01/20		125	146,940
Dow Chemical Co. (The) 7.375%, 11/01/29		1,295	1,648,504
8.55%, 5/15/19		3,000	3,626,601

AB GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Eastman Chemical Co. 3.80%, 3/15/25	U.S.$	200	$195,236
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		462	416,669
Freeport-McMoRan, Inc. 3.55%, 3/01/22		340	255,000
5.45%, 3/15/43		125	86,875
Georgia-Pacific LLC 5.40%, 11/01/20(a)		167	187,133
Glencore Finance Europe SA 3.375%, 9/30/20(a)	EUR	1,555	1,476,923
Glencore Funding LLC 2.125%, 4/16/18(a)	U.S.$	2,939	2,527,540
4.00%, 4/16/25(a)		4,135	3,194,287
International Paper Co. 3.65%, 6/15/24		416	411,125
3.80%, 1/15/26		5,306	5,227,678
5.15%, 5/15/46		397	387,829
LyondellBasell Industries NV 5.75%, 4/15/24		4,900	5,477,690
6.00%, 11/15/21		200	226,019
Minsur SA 6.25%, 2/07/24(a)		1,907	1,913,303
Monsanto Co. 3.375%, 7/15/24		285	274,075
Mosaic Co. (The) 5.625%, 11/15/43		3,238	3,411,405
Newmont Mining Corp. 4.875%, 3/15/42		170	131,280
Rio Tinto Finance USA Ltd. 3.75%, 9/20/21-6/15/25		8,538	8,335,378
Rio Tinto Finance USA PLC 3.50%, 3/22/22		260	258,814
Teck Resources Ltd. 5.20%, 3/01/42		95	52,487
Vale Overseas Ltd. 4.375%, 1/11/22		565	498,296
Weyerhaeuser Co. 4.625%, 9/15/23		165	176,242

			51,536,376

Capital Goods – 0.8%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)		7,623	7,714,735
DH Europe Finance SA 1.70%, 1/04/22	EUR	4,450	5,040,811
Embraer SA 5.15%, 6/15/22	U.S.$	340	323,000

16	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Odebrecht Finance Ltd. 4.375%, 4/25/25(a)	U.S.$	8,945	$4,919,750
5.25%, 6/27/29(a)		2,996	1,557,920
Owens Corning 6.50%, 12/01/16(d)		169	180,344
7.00%, 12/01/36(d)		85	99,560
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,739,377
5.50%, 9/15/19		15	16,755
Yamana Gold, Inc. 4.95%, 7/15/24(e)		6,851	6,121,643

			33,713,895

Communications - Media – 1.5%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,768	1,742,375
CBS Corp. 3.50%, 1/15/25		5,660	5,450,999
4.90%, 8/15/44		100	92,340
5.75%, 4/15/20		305	342,892
CCO Safari II LLC 3.579%, 7/23/20(a)		4,300	4,268,326
4.908%, 7/23/25(a)		4,505	4,483,389
6.484%, 10/23/45(a)		300	302,655
Comcast Corp. 4.25%, 1/15/33		350	347,851
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,794	2,551,263
4.50%, 6/30/43(a)		160	129,930
Discovery Communications LLC 3.45%, 3/15/25		3,787	3,508,477
4.875%, 4/01/43		130	112,133
Grupo Televisa SAB 6.625%, 1/15/40		60	64,806
McGraw Hill Financial, Inc. 4.40%, 2/15/26(a)		7,550	7,661,838
Moody’s Corp. 2.75%, 7/15/19		173	175,969
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,689,420
RELX Capital, Inc. 8.625%, 1/15/19		30	35,730
Sky Group Finance PLC 5.75%, 10/20/17(a)	GBP	3,977	6,457,074
Time Warner Cable, Inc. 4.50%, 9/15/42	U.S.$	100	79,062
5.25%, 7/15/42	GBP	1,600	2,088,665
6.55%, 5/01/37	U.S.$	105	103,171

AB GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Time Warner, Inc. 3.55%, 6/01/24	U.S.$	6,274	$6,216,812
3.60%, 7/15/25		4,350	4,259,520
7.625%, 4/15/31		1,896	2,421,112
Viacom, Inc. 3.875%, 4/01/24		10,066	9,436,724
5.25%, 4/01/44		120	104,760
5.625%, 9/15/19		10	11,001

			68,138,294

Communications - Telecommunications – 1.7%
America Movil SAB de CV 4.375%, 7/16/42		200	179,474
5.00%, 3/30/20		700	764,610
American Tower Corp. 4.70%, 3/15/22		4,000	4,205,144
5.05%, 9/01/20		5,800	6,339,087
AT&T, Inc. 3.00%, 6/30/22		337	328,779
3.40%, 5/15/25		780	744,507
4.45%, 5/15/21		4,749	5,069,311
4.75%, 5/15/46		105	96,211
4.875%, 6/01/44	GBP	1,700	2,555,576
5.80%, 2/15/19	U.S.$	2,937	3,265,797
6.45%, 6/15/34		120	134,976
Bell Canada 5.00%, 2/15/17(a)	CAD	5,900	4,621,497
British Telecommunications PLC 9.625%, 12/15/30	U.S.$	3,392	5,058,052
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		5,945	5,896,715
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		1,358	1,366,849
3.95%, 1/15/25		6,100	5,983,014
4.45%, 4/01/24		4,900	5,026,552
4.60%, 2/15/21		45	48,126
5.15%, 3/15/42		125	117,460
Empresa Nacional de Telecomunicaciones SA 4.875%, 10/30/24(a)		4,969	4,942,575
Orange SA 5.375%, 1/13/42		95	101,470
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	5,000	3,955,564
4.10%, 10/01/23	U.S.$	495	510,749

18	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telefonica Emisiones SAU 7.045%, 6/20/36	U.S.$	95	$111,409
Verizon Communications, Inc. 3.85%, 11/01/42		255	211,437
4.272%, 1/15/36		7,365	6,679,215
6.25%, 4/01/37		235	263,347
6.55%, 9/15/43		6,856	8,099,980
7.35%, 4/01/39		25	31,140
Vodafone Group PLC 4.375%, 2/19/43		110	95,932
6.15%, 2/27/37		30	32,361

			76,836,916

Consumer Cyclical - Automotive – 0.6%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		11,213	11,075,091
5.00%, 5/15/18		5,405	5,748,688
5.875%, 8/02/21		3,914	4,430,664
General Motors Co. 3.50%, 10/02/18		245	246,977
4.875%, 10/02/23		295	299,185
General Motors Financial Co., Inc. 3.25%, 5/15/18		625	632,257
4.00%, 1/15/25		124	117,428
4.30%, 7/13/25		150	145,112
Harley-Davidson Funding Corp. 6.80%, 6/15/18(a)		4,000	4,523,256

			27,218,658

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 2.50%, 3/01/18		40	40,055
4.25%, 3/01/22		3,300	3,280,507

			3,320,562

Consumer Cyclical - Retailers – 0.7%
Advance Auto Parts, Inc. 4.50%, 12/01/23		210	219,090
CVS Health Corp. 5.125%, 7/20/45		8,400	9,029,605
Gap, Inc. (The) 5.95%, 4/12/21		255	276,030
Kohl’s Corp. 4.25%, 7/17/25		6,280	6,290,984
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		4,148	4,223,755
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21		9,079	9,198,698

			29,238,162

AB GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.9%
AbbVie, Inc. 1.75%, 11/06/17	U.S.$	10	$10,030
2.50%, 5/14/20		2,867	2,851,163
2.90%, 11/06/22		300	292,294
3.60%, 5/14/25		8,360	8,245,192
Actavis Funding SCS 3.00%, 3/12/20		6,335	6,340,549
3.80%, 3/15/25		5,571	5,381,803
3.85%, 6/15/24		2,217	2,171,645
4.75%, 3/15/45		130	118,034
Agilent Technologies, Inc. 5.00%, 7/15/20		1,040	1,131,620
Ahold Finance USA LLC 6.875%, 5/01/29		5,070	6,323,314
Altria Group, Inc. 2.625%, 1/14/20		7,700	7,781,851
2.85%, 8/09/22		390	381,039
9.25%, 8/06/19		400	498,523
Amgen, Inc. 4.40%, 5/01/45		315	289,221
Anheuser-Busch InBev Finance, Inc. 4.00%, 1/17/43		140	123,431
Baxalta, Inc. 5.25%, 6/23/45(a)		4,300	4,340,188
Becton Dickinson and Co. 2.675%, 12/15/19		3,152	3,187,255
3.734%, 12/15/24		2,281	2,322,101
Biogen, Inc. 2.90%, 9/15/20		4,150	4,191,998
3.625%, 9/15/22		153	154,206
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		9,015	10,770,500
Celgene Corp. 3.625%, 5/15/24		190	189,176
3.875%, 8/15/25		4,450	4,450,828
ConAgra Foods, Inc. 1.90%, 1/25/18		480	476,844
Forest Laboratories LLC 4.375%, 2/01/19(a)		230	243,436
Gilead Sciences, Inc. 3.65%, 3/01/26		8,591	8,630,991
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		275	266,326
Imperial Tobacco Finance PLC 2.95%, 7/21/20(a)		250	251,485
JM Smucker Co. (The) 2.50%, 3/15/20(a)		91	91,272
3.00%, 3/15/22(a)		155	154,461

20	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kraft Foods Group, Inc. 3.50%, 6/06/22	U.S.$	485	$494,818
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		6,300	6,341,278
3.50%, 7/15/22(a)		5,351	5,466,143
5.20%, 7/15/45(a)		145	153,562
Kroger Co. (The) 3.85%, 8/01/23		360	371,774
Laboratory Corp. of America Holdings 2.20%, 8/23/17		1,604	1,620,297
3.60%, 2/01/25		100	96,807
Medtronic, Inc. 2.50%, 3/15/20		4,829	4,894,042
3.15%, 3/15/22		300	304,286
Perrigo Finance PLC 3.50%, 12/15/21		826	815,516
Reynolds American, Inc. 3.25%, 11/01/22		3,339	3,321,971
3.75%, 5/20/23(a)		4,100	4,118,565
4.00%, 6/12/22		106	110,761
4.45%, 6/12/25		8,570	8,967,262
5.85%, 8/15/45		2,887	3,211,990
Tyson Foods, Inc. 2.65%, 8/15/19		49	49,369
3.95%, 8/15/24		5,381	5,481,140
4.50%, 6/15/22		16	16,956
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		205	205,750
3.55%, 4/01/25		330	323,143

			128,026,206

Energy – 2.1%
Anadarko Petroleum Corp. 4.50%, 7/15/44		50	44,475
5.95%, 9/15/16		1,913	1,988,028
6.20%, 3/15/40		115	121,667
Apache Corp. 4.25%, 1/15/44		215	182,804
6.90%, 9/15/18		2,700	3,066,954
Boardwalk Pipelines LP 4.95%, 12/15/24		100	92,626
Canadian Natural Resources Ltd. 3.90%, 2/01/25		415	381,602
Cenovus Energy, Inc. 5.70%, 10/15/19		545	594,436
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,563,882
Cimarex Energy Co. 4.375%, 6/01/24		1,220	1,187,824

AB GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Columbia Pipeline Group, Inc. 4.50%, 6/01/25(a)	U.S.$	250	$242,678
ConocoPhillips 6.50%, 2/01/39		220	266,132
Devon Energy Corp. 3.25%, 5/15/22		270	259,271
5.00%, 6/15/45		6,300	5,707,907
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		85	55,584
Encana Corp. 3.90%, 11/15/21		315	290,206
5.15%, 11/15/41		100	78,905
Energy Transfer Partners LP 4.05%, 3/15/25		55	48,605
4.65%, 6/01/21		2,850	2,845,893
4.90%, 2/01/24		2,700	2,574,231
5.15%, 3/15/45		125	97,510
EnLink Midstream Partners LP 4.15%, 6/01/25		10,425	9,562,967
5.05%, 4/01/45		120	101,670
Ensco PLC 5.20%, 3/15/25		210	159,826
Enterprise Products Operating LLC 3.70%, 2/15/26		135	127,568
4.90%, 5/15/46		105	95,088
5.10%, 2/15/45		7,525	6,868,670
5.20%, 9/01/20		450	494,838
Hess Corp. 5.60%, 2/15/41		100	93,190
7.875%, 10/01/29		160	188,889
8.125%, 2/15/19		6,125	7,153,179
Husky Energy, Inc. 3.95%, 4/15/22		115	111,065
4.00%, 4/15/24		133	125,507
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		325	319,739
3.95%, 9/01/22		526	493,944
Kinder Morgan, Inc./DE 2.25%, 3/16/27	EUR	1,692	1,497,319
5.00%, 2/15/21(a)	U.S.$	3,210	3,280,116
5.05%, 2/15/46		120	95,214
Series G 7.80%, 8/01/31		185	189,174
Marathon Oil Corp. 6.80%, 3/15/32		80	83,370
Marathon Petroleum Corp. 5.125%, 3/01/21		290	316,005

22	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Noble Energy, Inc. 3.90%, 11/15/24	U.S.$	137	$127,411
8.25%, 3/01/19		6,280	7,375,646
Noble Holding International Ltd. 4.00%, 3/16/18		105	99,453
ONEOK Partners LP 3.80%, 3/15/20		3,185	3,210,381
4.90%, 3/15/25		145	135,005
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		7,643	7,153,466
4.65%, 10/15/25		150	150,556
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		4,758	5,198,339
Southwestern Energy Co. 4.10%, 3/15/22		2,130	1,926,800
Spectra Energy Partners LP 3.50%, 3/15/25		260	242,748
4.60%, 6/15/21		330	348,234
Suncor Energy, Inc. 6.50%, 6/15/38		255	305,517
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		2,060	1,666,163
TransCanada PipeLines Ltd. 3.80%, 10/01/20		485	513,686
6.35%, 5/15/67		15	12,656
Valero Energy Corp. 6.125%, 2/01/20		20	22,678
6.625%, 6/15/37		200	219,693
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		190	165,579
9.625%, 3/01/19		255	273,190
Western Gas Partners LP 3.95%, 6/01/25		210	196,692
Williams Partners LP 3.90%, 1/15/25		4,098	3,528,714
4.00%, 11/15/21		2,603	2,500,408
4.125%, 11/15/20		850	865,144
4.50%, 11/15/23		4,200	3,936,547
Williams Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		3,126	2,798,555

			96,021,819

Technology – 0.7%
Apple, Inc. 3.45%, 2/09/45		120	101,590
Fidelity National Information Services, Inc. 3.875%, 6/05/24		250	237,934

AB GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hewlett-Packard Co. 4.65%, 12/09/21	U.S.$	6,560	$6,956,683
5.40%, 3/01/17		133	140,072
HP Enterprise Co. 4.40%, 10/15/22(a)		350	349,307
4.90%, 10/15/25(a)		8,700	8,676,075
Intel Corp. 3.70%, 7/29/25		300	307,788
4.80%, 10/01/41		20	20,685
KLA-Tencor Corp. 4.65%, 11/01/24		5,185	5,181,277
Lam Research Corp. 2.75%, 3/15/20		260	254,851
Motorola Solutions, Inc. 3.75%, 5/15/22		250	232,803
Oracle Corp. 5.375%, 7/15/40		150	167,009
Seagate HDD Cayman 4.75%, 1/01/25		4,761	4,570,374
4.875%, 6/01/27(a)		105	97,667
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,337	5,439,716
Total System Services, Inc. 2.375%, 6/01/18		20	20,054
Tyco Electronics Group SA 3.45%, 8/01/24		255	258,418
Xerox Corp. 2.80%, 5/15/20		250	247,579

			33,259,882

Transportation - Airlines – 0.1%
Southwest Airlines Co. Pass-Through Trust Series 07-1 6.15%, 8/01/22		5,843	6,558,932

Transportation - Railroads – 0.3%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44		100	98,084
4.95%, 9/15/41		6,713	6,991,462
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,420,262
CSX Corp. 4.40%, 3/01/43		100	95,918
6.25%, 3/15/18		5,000	5,549,965

			14,155,691

Transportation - Services – 0.2%
Asciano Finance Ltd. 4.625%, 9/23/20(a)		1,501	1,575,615
5.00%, 4/07/18(a)		2,676	2,837,012

24	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryder System, Inc. 5.85%, 11/01/16	U.S.$	4,332	$4,540,283

			8,952,910

			576,978,303

Financial Institutions – 8.0%
Banking – 5.5%
Abbey National Treasury Services PLC/London 2.375%, 3/16/20		250	251,101
ABN AMRO Bank NV 2.50%, 10/30/18(a)		7,200	7,315,344
4.75%, 7/28/25(a)		6,279	6,220,524
Bank of America Corp. 3.30%, 1/11/23		4,600	4,564,828
3.875%, 8/01/25		15,395	15,608,852
5.49%, 3/15/19		300	329,554
Series L 5.65%, 5/01/18		125	136,388
Barclays Bank PLC 6.05%, 12/04/17(a)		735	794,864
6.625%, 3/30/22(a)	EUR	1,756	2,401,767
Barclays PLC 3.65%, 3/16/25	U.S.$	1,800	1,719,403
BBVA Banco Continental SA 5.00%, 8/26/22(a)(e)		4,224	4,337,778
BBVA Global Finance Ltd. 7.00%, 12/01/25		110	118,246
BNP Paribas SA 5.00%, 1/15/21		305	342,295
BPCE SA 5.70%, 10/22/23(a)		9,186	9,686,205
Capital One Bank USA NA 3.375%, 2/15/23		310	301,525
Capital One Financial Corp. 4.75%, 7/15/21		25	27,270
Citigroup, Inc. 3.875%, 3/26/25		84	81,374
5.875%, 1/30/42		3,597	4,183,009
6.625%, 1/15/28		100	120,915
Compass Bank 2.75%, 9/29/19		3,648	3,640,240
3.875%, 4/10/25		260	242,372
5.50%, 4/01/20		296	318,582
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		4,212	4,230,183
4.375%, 8/04/25		6,466	6,470,636

AB GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Agricole SA 4.375%, 3/17/25(a)	U.S.$	200	$193,126
Credit Suisse AG 6.50%, 8/08/23(a)		4,799	5,306,845
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20(a)		4,200	4,188,265
3.75%, 3/26/25(a)		2,500	2,427,885
Deutsche Bank AG 4.50%, 4/01/25		260	252,380
Deutsche Bank AG/London 3.70%, 5/30/24		150	148,914
Discover Bank/Greenwood DE 3.10%, 6/04/20		250	252,394
DNB Bank ASA 6.012%, 3/29/17(a)(f)	GBP	7,466	11,576,546
Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	15	15,289
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		7,150	7,164,836
3.85%, 7/08/24		11,220	11,437,567
5.15%, 5/22/45		2,700	2,650,207
5.75%, 1/24/22		4,480	5,141,647
6.25%, 2/01/41		100	120,584
Series D 6.00%, 6/15/20		135	155,148
HSBC Holdings PLC 4.00%, 3/30/22		6,500	6,827,249
6.50%, 9/15/37		365	427,564
HSBC USA, Inc. 2.75%, 8/07/20		490	492,234
ING Bank NV 3.75%, 3/07/17(a)		7,570	7,816,570
ING Groep NV 5.775%, 12/08/15(f)		2,332	2,326,170
Intesa Sanpaolo SpA 3.875%, 1/15/19		330	342,002
JPMorgan Chase & Co. 3.125%, 1/23/25		260	250,928
3.90%, 7/15/25		250	254,630
4.40%, 7/22/20		450	485,868
4.95%, 3/25/20		395	435,021
JPMorgan Chase Bank NA 6.00%, 7/05/17		300	323,611
Lloyds Bank PLC 6.50%, 9/14/20(a)		425	490,194
Lloyds Banking Group PLC 4.50%, 11/04/24		255	256,339

26	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	607	$635,097
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	10,600,419
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		7,391	7,687,143
Morgan Stanley 2.65%, 1/27/20		829	832,919
Series G 3.70%, 10/23/24		10,000	10,047,700
4.00%, 7/23/25		12,764	13,044,719
5.45%, 1/09/17		195	204,816
5.50%, 7/24/20-7/28/21		405	455,496
6.625%, 4/01/18		535	595,741
Murray Street Investment Trust I 4.647%, 3/09/17		765	797,817
National City Bank/Cleveland OH 5.80%, 6/07/17		4,925	5,247,400
Nationwide Building Society 2.35%, 1/21/20(a)		260	260,472
Nordea Bank AB 4.875%, 5/13/21(a)		8,365	9,000,238
People’s United Bank NA 4.00%, 7/15/24		300	300,285
PNC Funding Corp. 5.125%, 2/08/20		50	56,079
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(f)		4,630	4,670,512
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20		40	45,469
Santander Holdings USA, Inc./PA 2.65%, 4/17/20		260	255,277
Societe Generale SA 4.25%, 4/14/25(a)		560	530,785
5.75%, 4/20/16(a)		1,356	1,386,510
Standard Chartered PLC 4.00%, 7/12/22(a)		8,201	8,118,990
State Street Corp. 3.70%, 11/20/23		3,000	3,134,883
SunTrust Bank/Atlanta GA 7.25%, 3/15/18		250	280,293
Svenska Handelsbanken AB 2.875%, 4/04/17		8,000	8,190,128
Synchrony Financial 2.70%, 2/03/20		260	257,058
4.50%, 7/23/25		200	201,566
UBS AG/Stamford CT 7.625%, 8/17/22		3,671	4,223,438

AB GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)	U.S.$	6,217	$6,184,448
US Bancorp 3.60%, 9/11/24		255	259,105
Wells Fargo & Co. 4.10%, 6/03/26		500	504,416
Series G 4.30%, 7/22/27		250	254,785
Series M 3.45%, 2/13/23		205	204,040
Zions BanCorporation 4.50%, 6/13/23		26	26,997

			243,698,309

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		8,480	8,522,400
TD Ameritrade Holding Corp. 2.95%, 4/01/22		260	261,829

			8,784,229

Finance – 0.5%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		5,499	6,416,552
General Electric Capital Corp. 2.30%, 4/27/17		12,650	12,908,819
4.65%, 10/17/21		685	770,480
5.875%, 1/14/38		240	299,299
Series G 6.875%, 1/10/39		175	245,020
HSBC Finance Capital Trust IX 5.911%, 11/30/35		500	498,750
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,216,029

			23,354,949

Insurance – 1.4%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		5	5,247
Allstate Corp. (The) 3.15%, 6/15/23		350	353,623
6.125%, 5/15/37		125	125,938
American International Group, Inc. 6.82%, 11/15/37		418	518,966
Anthem, Inc. 3.30%, 1/15/23		15	14,844
3.50%, 8/15/24		250	247,475
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)		455	464,450

28	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	2,205	$2,344,499
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(f)		3,898	4,005,195
Five Corners Funding Trust 4.419%, 11/15/23(a)		2,400	2,518,229
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		109	143,036
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		2,760	3,060,735
6.30%, 3/15/18		2,296	2,537,978
Humana, Inc. 7.20%, 6/15/18		15	17,071
Lincoln National Corp. 3.35%, 3/09/25		260	255,542
7.00%, 6/15/40		90	115,650
8.75%, 7/01/19		2,963	3,619,103
Markel Corp. 7.125%, 9/30/19		1,080	1,270,355
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		5	7,416
MetLife Capital Trust IV 7.875%, 12/15/37(a)		107	131,075
MetLife, Inc. 3.048%, 12/15/22		295	295,073
4.75%, 2/08/21		2,840	3,153,746
Series C 5.25%, 6/15/20(f)		8,178	8,096,220
Series D 4.368%, 9/15/23		485	521,070
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 6.25%, 5/26/42(a)	EUR	4,300	5,741,962
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,415	6,687,127
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)		250	251,774
Progressive Corp. (The) 6.70%, 6/15/37		255	257,550
Prudential Financial, Inc. 4.50%, 11/15/20		555	608,476
5.375%, 5/15/45		470	466,475
5.625%, 6/15/43		5,745	5,928,840
Torchmark Corp. 9.25%, 6/15/19		3,400	4,221,862

AB GLOBAL BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XLIT Ltd. 5.50%, 3/31/45	U.S.$	5,340	$5,026,045
5.75%, 10/01/21		135	154,225
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		500	507,750

			63,674,622

REITS – 0.4%
Alexandria Real Estate Equities, Inc. 2.75%, 1/15/20		213	212,640
Brixmor Operating Partnership LP 3.85%, 2/01/25		133	129,151
EPR Properties 7.75%, 7/15/20		3,569	4,214,554
Essex Portfolio LP 3.375%, 1/15/23		260	259,132
HCP, Inc. 5.375%, 2/01/21		6,337	7,018,861
6.70%, 1/30/18		35	38,651
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		1,838	1,834,988
Mid-America Apartments LP 3.75%, 6/15/24		100	98,172
Ventas Realty LP 3.50%, 2/01/25		90	86,977
4.125%, 1/15/26		200	201,600
Ventas Realty LP/Ventas Capital Corp. 2.70%, 4/01/20		150	149,366
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 9/17/24(a)		200	196,867
Welltower, Inc. 2.25%, 3/15/18		250	251,246
4.00%, 6/01/25		168	167,950
5.25%, 1/15/22		215	235,616

			15,095,771

			354,607,880

Utility – 1.4%
Electric – 0.9%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		300	361,241
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,851,278
Constellation Energy Group, Inc. 5.15%, 12/01/20		809	889,639
Dominion Resources, Inc./VA 4.70%, 12/01/44		275	272,424
Duke Energy Florida, Inc. 6.40%, 6/15/38		150	196,823

30	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EDP Finance BV 4.125%, 1/15/20(a)	U.S.$	4,240	$4,297,732
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24		100	99,794
Entergy Corp. 4.00%, 7/15/22		7,274	7,511,736
Exelon Corp. 3.95%, 6/15/25		8,089	8,164,406
5.10%, 6/15/45		150	153,161
5.625%, 6/15/35		55	60,128
Exelon Generation Co. LLC 2.95%, 1/15/20		137	138,815
Jersey Central Power & Light Co. 4.70%, 4/01/24(a)		152	159,071
Monongahela Power Co. 4.10%, 4/15/24(a)		3,231	3,363,067
Oncor Electric Delivery Co. LLC 7.00%, 5/01/32		175	225,739
Pacific Gas & Electric Co. 4.50%, 12/15/41		510	518,738
TECO Finance, Inc. 4.00%, 3/15/16		315	319,379
5.15%, 3/15/20		2,970	3,268,105
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		5,339	5,373,255
Union Electric Co. 6.70%, 2/01/19		2,019	2,330,257
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	38,379

			39,593,167

Natural Gas – 0.5%
Centrica PLC 4.00%, 10/16/23(a)		270	273,122
NiSource Finance Corp. 6.80%, 1/15/19		7,815	8,943,971
Sempra Energy 6.50%, 6/01/16		5,700	5,900,138
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	6,744,725

			21,861,956

			61,455,123

Total Corporates – Investment Grade (cost $989,514,685)			993,041,306

AB GLOBAL BOND FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.6%
GSE Risk Share Floating Rate – 3.2%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.689%, 7/25/25(a)(d)	U.S.$	10,671	$10,664,481
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.344%, 7/25/23(d)		5,330	6,172,863
Series 2013-DN2, Class M2 4.444%, 11/25/23(d)		5,910	5,906,897
Series 2014-DN1, Class M1 1.194%, 2/25/24(d)		2,702	2,702,232
Series 2014-DN1, Class M2 2.394%, 2/25/24(d)		7,270	7,282,928
Series 2014-DN1, Class M3 4.694%, 2/25/24(d)		4,290	4,281,358
Series 2014-DN3, Class M3 4.194%, 8/25/24(d)		8,445	8,214,170
Series 2014-HQ2, Class M1 1.644%, 9/25/24(d)		8,628	8,645,204
Series 2014-HQ2, Class M3 3.944%, 9/25/24(d)		1,595	1,492,101
Series 2014-HQ3, Class M3 4.944%, 10/25/24(d)		6,500	6,520,901
Series 2015-DNA2, Class M2 2.794%, 12/25/27(d)		13,601	13,654,689
Series 2015-HQ1, Class M2 2.394%, 3/25/25(d)		7,220	7,149,498
Series 2015-HQ1, Class M3 3.994%, 3/25/25(d)		2,555	2,459,167
Series 2015-HQA1, Class M2 2.844%, 3/25/28(d)		11,000	10,999,992
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.444%, 10/25/23(d)		1,500	1,583,262
Series 2014-C01, Class M2 4.594%, 1/25/24(d)		2,563	2,567,759
Series 2014-C03, Class 1M1 1.394%, 7/25/24(d)		2,294	2,289,033
Series 2014-C04, Class 1M1 2.144%, 11/25/24(d)		6,692	6,736,091
Series 2014-C04, Class 1M2 5.094%, 11/25/24(d)		12,425	12,458,605
Series 2015-C02, Class 2M2 4.194%, 5/25/25(d)		7,045	6,732,618

32	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 5.194%, 7/25/25(d)	U.S.$	2,523	$2,510,444
Series 2015-C03, Class 2M2 5.194%, 7/25/25(d)		5,925	5,910,624
JPMorgan Madison Avenue Securities Trust Series 2015-1 Series 2015-CH1, Class M2 5.696%, 10/25/25(a)(d)		5,422	5,367,599

			142,302,516

Non-Agency Fixed Rate – 1.2%
BCAP LLC Trust Series 2009-RR13, Class 17A3 6.056%, 4/26/37(a)		1,884	1,573,332
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		2,804	2,377,988
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		2,818	2,619,134
Series 2007-3, Class A30 5.75%, 4/25/37		2,740	2,507,759
Series 2007-HY4, Class 1A1 2.674%, 9/25/47		1,310	1,170,151
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		6,440	5,970,968
Series 2007-AR4, Class 1A1A 5.377%, 3/25/37		939	892,342
Series 2010-3, Class 2A2 7.063%, 8/25/37(a)		1,682	1,476,325
Countrywide Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		408	371,571
Series 2006-19CB, Class A24 6.00%, 8/25/36		261	240,978
Series 2006-24CB, Class A15 5.75%, 6/25/36		3,518	3,153,850
Series 2006-26CB, Class A6 6.25%, 9/25/36		262	224,627
Series 2006-26CB, Class A8 6.25%, 9/25/36		979	839,124
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		2,906	2,609,797
Series 2006-J1, Class 1A11 5.50%, 2/25/36		2,525	2,269,403
Series 2007-13, Class A2 6.00%, 6/25/47		4,217	3,540,408
Series 2007-15CB, Class A19 5.75%, 7/25/37		733	671,705

AB GLOBAL BOND FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)	U.S.$	399	$298,542
Series 2010-13R, Class 1A2 5.50%, 12/26/35(a)		155	147,203
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		2,158	2,117,638
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		2,351	2,048,304
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.232%, 9/25/36		1,702	1,387,372
JPMorgan Mortgage Trust Series 2006-S4, Class A3 6.00%, 1/25/37		1,093	971,104
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,514	1,384,573
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		2,293	2,095,299
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.641%, 12/28/37		6,322	5,841,835
Series 2007-AR8, Class A1 2.721%, 11/25/37		2,528	2,225,847

			51,027,179

Non-Agency Floating Rate – 0.2%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.444%, 4/25/37(d)		1,483	790,372
Series 2007-FA2, Class 1A5 0.494%, 4/25/37(d)		1,680	901,409
Residential Accredit Loans, Inc. Trust Series 2006-QO6, Class A2 0.424%, 6/25/46(d)		1,805	794,318
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.899%, 2/25/47(d)		6,608	5,269,582
Series 2007-OA4, Class A1A 0.959%, 4/25/47(d)		3,284	2,479,494

			10,235,175

Total Collateralized Mortgage Obligations (cost $203,437,096)			203,564,870

34	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 3.8%
Agency Fixed Rate 30-Year – 3.8%
Federal National Mortgage Association 3.50%, 7/01/43	U.S.$	137	$144,713
4.00%, 10/25/45, TBA		116,359	124,104,146
5.00%, 12/01/39		38	42,031
5.50%, 9/01/36-5/01/38		5,031	5,628,879
Series 2005 5.50%, 2/01/35		36	40,322
Series 2007 5.50%, 9/01/36-8/01/37		44	49,908
Series 2008 5.50%, 3/01/37		12	13,144
Government National Mortgage Association 3.50%, 10/01/45, TBA		39,800	41,690,500

Total Mortgage Pass-Throughs (cost $170,411,458)			171,713,643

CORPORATES – NON-INVESTMENT GRADE – 3.6%
Financial Institutions – 2.0%
Banking – 1.8%
Ally Financial, Inc. 2.75%, 1/30/17		149	147,866
Bank of America Corp. Series AA 6.10%, 3/17/25(f)		130	126,269
Series Z 6.50%, 10/23/24(f)		77	78,540
Barclays Bank PLC 6.86%, 6/15/32(a)(f)		1,118	1,268,930
7.625%, 11/21/22		1,281	1,435,521
7.75%, 4/10/23		3,360	3,599,400
BNP Paribas SA 4.73%, 4/12/16(a)(f)	EUR	7,050	7,935,776
5.019%, 4/13/17(a)(f)		3,600	4,160,938
7.375%, 8/19/25(a)(f)	U.S.$	200	201,250
Citigroup, Inc. Series P 5.95%, 5/15/25(f)		4,355	4,148,137
Commerzbank AG 8.125%, 9/19/23(a)		5,977	6,930,989
Countrywide Capital III Series B 8.05%, 6/15/27		107	134,473

AB GLOBAL BOND FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 7.50%, 12/11/23(a)(f)	U.S.$	2,973	$3,099,352
Danske Bank A/S 5.684%, 2/15/17(f)	GBP	3,580	5,483,340
HBOS Capital Funding LP 4.939%, 5/23/16(f)	EUR	4,696	5,221,158
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	8,032	7,925,962
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(f)		1,658	1,856,960
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(f)		129	144,158
7.50%, 6/27/24(f)		2,630	2,684,967
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(f)		200	213,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		3,991	4,350,190
Societe Generale SA 5.922%, 4/05/17(a)(f)		4,800	4,848,000
8.00%, 9/29/25(a)(f)		6,700	6,596,445
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		8,552	8,983,380

			81,575,001

Finance – 0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		3,916	4,077,535
Navient Corp. 8.00%, 3/25/20		410	392,575

			4,470,110

Other Finance – 0.1%
iPayment, Inc. 9.50%, 12/15/19(a)		190	187,626
Series AI 9.50%, 12/15/19		2,180	2,157,742

			2,345,368

			88,390,479

Industrial – 1.6%
Basic – 0.1%
Ashland, Inc. 3.875%, 4/15/18		100	100,750
Novelis, Inc. 8.375%, 12/15/17		42	40,740
Teck Resources Ltd. 4.50%, 1/15/21		7,738	5,215,412

			5,356,902

36	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Sealed Air Corp. 4.50%, 9/15/23(a)	EUR	1,864	$2,108,494
4.875%, 12/01/22(a)	U.S.$	1,538	1,520,698
5.125%, 12/01/24(a)		1,539	1,508,220
5.25%, 4/01/23(a)		2,979	2,986,447
5.50%, 9/15/25(a)		150	152,250

			8,276,109

Communications - Media – 0.2%
CSC Holdings LLC 8.625%, 2/15/19		737	759,110
Quebecor Media, Inc. 5.75%, 1/15/23		3,754	3,697,690
TEGNA, Inc. 4.875%, 9/15/21(a)		2,100	2,058,000
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,630,228
6.00%, 4/15/21(a)	GBP	794	1,212,829

			10,357,857

Consumer Cyclical - Automotive – 0.1%
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20	U.S.$	65	67,681
ZF North America Capital, Inc. 4.00%, 4/29/20(a)		3,225	3,065,766

			3,133,447

Consumer Cyclical - Other – 0.0%
Choice Hotels International, Inc. 5.75%, 7/01/22		305	325,587
PulteGroup, Inc. 6.375%, 5/15/33		26	26,715
7.875%, 6/15/32		11	12,650

			364,952

Consumer Cyclical - Restaurants – 0.1%
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)	GBP	1,822	2,779,658

Consumer Cyclical - Retailers – 0.1%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	2,205	2,513,268

Consumer Non-Cyclical – 0.4%
Boparan Finance PLC 5.25%, 7/15/19(a)(e)	GBP	4,245	5,972,110
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	100	99,000

AB GLOBAL BOND FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)	U.S.$	4,459	$4,403,262
Ephios Bondco PLC 6.25%, 7/01/22(a)	EUR	2,410	2,692,934
HCA, Inc. 4.25%, 10/15/19	U.S.$	76	76,760
Smithfield Foods, Inc. 5.875%, 8/01/21(a)		6,091	6,243,275

			19,487,341

Energy – 0.3%
California Resources Corp. 5.50%, 9/15/21		1,579	963,190
Golden Energy Offshore Services AS 8.41%, 5/28/17(d)(g)	NOK	17,184	736,773
SandRidge Energy, Inc. 7.50%, 2/15/23	U.S.$	1,894	408,394
SM Energy Co. 5.00%, 1/15/24		1,715	1,451,319
6.50%, 1/01/23		305	283,650
Southern Star Central Corp. 5.125%, 7/15/22(a)		5,000	4,800,000
Transocean, Inc. 6.50%, 11/15/20		110	84,150
6.875%, 12/15/21		5,000	3,729,600

			12,457,076

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.875%, 11/15/17		140	142,908
Hertz Corp. (The) 6.75%, 4/15/19		4,843	4,927,752

			5,070,660

			69,797,270

Utility – 0.0%
Electric – 0.0%
AES Corp./VA 7.375%, 7/01/21		135	140,062
FirstEnergy Transmission LLC 4.35%, 1/15/25(a)		250	255,386
NRG Energy, Inc. 6.25%, 7/15/22		42	38,220
6.625%, 3/15/23		62	57,040
Series WI 6.25%, 5/01/24		35	30,888

			521,596

38	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.0%
Agencies - Not Government Guaranteed – 0.0%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)	U.S.$	63	$59,220

Total Corporates – Non-Investment Grade (cost $166,504,157)			158,768,565

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.3%
Non-Agency Fixed Rate CMBS – 2.3%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A4 5.414%, 9/10/47		59	60,510
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		6,038	6,093,059
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		8,400	8,595,888
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.973%, 3/15/49		344	348,493
Series 2006-C4, Class A3 5.973%, 3/15/49		7,138	7,211,425
Series 2007-C6, Class A4 5.90%, 12/10/49		14,000	14,783,692
Series 2013-GC17, Class D 5.261%, 11/10/46(a)		2,480	2,321,436
Series 2014-GC21, Class D 4.996%, 5/10/47(a)		425	388,168
Series 2014-GC23, Class D 4.658%, 7/10/47(a)		2,196	1,978,019
Commercial Mortgage Trust Series 2006-C8, Class A4 5.306%, 12/10/46		2,516	2,595,778
Series 2007-GG9, Class A4 5.444%, 3/10/39		5,537	5,747,663
Series 2007-GG9, Class AM 5.475%, 3/10/39		3,619	3,748,238
Series 2013-CR6, Class A2 2.122%, 3/10/46		80	80,856
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		3,666	3,635,150

AB GLOBAL BOND FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.889%, 6/15/39	U.S.$	5,254	$5,404,455
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45		2,139	2,256,264
Series 2011-GC5, Class D 5.475%, 8/10/44(a)		1,000	1,028,130
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		4,825	4,932,327
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		3,140	3,218,572
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		81	84,866
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,700	1,829,839
Series 2011-C5, Class D 5.50%, 8/15/46(a)		2,000	2,110,816
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		3,757	3,919,021
LSTAR Commercial Mortgage Trust Series 2014-2, Class A1 1.519%, 1/20/41(a)		1,047	1,046,799
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		24	24,680
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		43	44,740
Series 2006-4, Class AJ 5.239%, 12/12/49		5,398	5,420,243
Series 2007-9, Class A4 5.70%, 9/12/49		65	68,771
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		15	15,404
Series 2012-C4, Class A5 2.85%, 12/10/45		30	30,245
Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.56%, 12/15/44		1,325	1,327,449
Series 2006-C23, Class A5 5.416%, 1/15/45		7,000	7,032,718

40	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.038%, 8/15/45(a)	U.S.$	1,600	$1,590,277
Series 2013-C14, Class A5 3.337%, 6/15/46		40	41,379
Series 2013-C18, Class D 4.826%, 12/15/46(a)		3,000	2,878,722

			101,894,092

Non-Agency Floating Rate CMBS – 0.8%
Commercial Mortgage Trust Series 2014-SAVA, Class A 1.357%, 6/15/34(a)(d)		4,481	4,463,960
Great Wolf Trust Series 2015-WOLF, Class A 1.657%, 5/15/34(a)(d)		9,773	9,721,681
H/2 Asset Funding NRE Series 2015-1A 2.863%, 6/24/49(a)(d)		8,397	8,355,042
PFP III Ltd. Series 2014-1, Class A 1.629%, 6/14/31(a)(d)		1,505	1,504,137
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.257%, 4/15/32(a)(d)		3,472	3,450,579
Starwood Retail Property Trust Series 2014-STAR, Class A 1.427%, 11/15/27(a)(d)		6,765	6,707,987

			34,203,386

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,273	11,082,770

Total Commercial Mortgage-Backed Securities (cost $148,102,691)			147,180,248

COVERED BONDS – 3.2%
Abbey National Treasury Services PLC/London 1.625%, 11/26/20(a)	EUR	8,950	10,585,453
4.25%, 4/12/21(a)		8,100	10,890,028
Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16		6,000	6,769,024

AB GLOBAL BOND FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of Nova Scotia (The) 0.75%, 9/17/21(a)	EUR	9,465	$10,652,488
BNP Paribas Home Loan SFH SA 2.20%, 11/02/15(a)	U.S.$	9,054	9,067,961
BPCE SFH SA 1.00%, 2/24/25(a)	EUR	8,800	9,909,091
Caisse Francaise de Financement Local 3.50%, 9/16/16		2,600	3,002,124
CaixaBank SA Series 27 0.057%, 1/09/18(d)		2,600	2,880,627
Cie de Financement Foncier SA 4.125%, 10/25/17		5,215	6,320,610
Credit Agricole Home Loan SFH SA 2.875%, 9/09/16(a)		5,300	6,082,380
Danske Bank A/S 1.25%, 6/11/21		9,195	10,695,624
4.125%, 11/26/19		2,350	3,040,694
National Australia Bank Ltd. 1.375%, 5/28/21(a)		8,427	9,798,990
National Bank of Canada 1.50%, 3/25/21(a)		7,599	8,922,845
Nationwide Building Society 4.625%, 2/08/21(a)		4,879	6,643,192
Royal Bank of Canada 1.625%, 8/04/20(a)		8,910	10,497,333
Societe Generale SFH SA 1.00%, 12/19/17		100	114,168
3.25%, 6/06/16(a)		4,000	4,567,247
Swedbank Hypotek AB 1.125%, 5/21/21		9,200	10,621,265

Total Covered Bonds (cost $144,576,999)			141,061,144

GOVERNMENTS – SOVEREIGN AGENCIES – 2.5%
Governments – Sovereign Agencies – 2.5%
Brazil – 0.0%
Petrobras Global Finance BV 4.75%, 1/14/25		2,325	1,791,597

Canada – 1.0%
Canada Housing Trust No. 1 1.70%, 12/15/17(a)	CAD	51,760	39,535,409
NOVA Chemicals Corp. 5.25%, 8/01/23(a)	U.S.$	3,890	3,768,437

			43,303,846

42	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.2%
Ecopetrol SA 5.875%, 9/18/23-5/28/45	U.S.$	3,395	$2,650,725
7.375%, 9/18/43		2,700	2,470,500
Oleoducto Central SA 4.00%, 5/07/21(a)		3,210	3,065,434

			8,186,659

Germany – 1.1%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	10,800	12,486,363
3.00%, 8/03/18(a)		3,500	4,250,624
3.375%, 6/17/21		1,500	1,972,465
Kreditanstalt fuer Wiederaufbau 3.875%, 1/21/19		22,100	27,889,025
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	U.S.$	5	5,294

			46,603,771

Morocco – 0.0%
OCP SA 5.625%, 4/25/24(a)		1,784	1,819,751

Norway – 0.1%
Eksportfinans ASA 2.375%, 5/25/16		5,271	5,278,379

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 6.10%, 6/10/23		4,150	4,459,354

Total Governments – Sovereign Agencies (cost $122,714,877)			111,443,357

INFLATION-LINKED SECURITIES – 1.8%
United States – 1.8%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $81,914,857)		80,542	80,267,436

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.9%
United States – 0.9%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47		5,350	4,413,001

AB GLOBAL BOND FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	U.S.$	3,570	$2,930,506
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46		2,635	2,355,479
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48		6,460	5,454,307
State of California Series 2010 7.625%, 3/01/40		30	43,046
7.95%, 3/01/36		10,685	12,807,682
State of Illinois Series 2010 7.35%, 7/01/35		4,440	4,782,990
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		3,400	3,890,076
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41		785	616,092
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47		2,810	2,042,617

Total Local Governments – Municipal Bonds (cost $37,253,273)			39,335,796

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
China – 0.2%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		8,049	8,476,667

Indonesia – 0.2%
Pertamina Persero PT 6.00%, 5/03/42(a)		8,000	6,580,000
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	3,903,055

			10,483,055

Mexico – 0.4%
Petroleos Mexicanos 4.875%, 1/24/22-1/18/24		8,225	7,965,997
5.50%, 6/27/44(a)		14	11,235
5.625%, 1/23/46(a)		10,066	8,198,254

			16,175,486

Total Quasi-Sovereigns (cost $38,071,252)			35,135,208

44	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WHOLE LOAN TRUSTS – 0.7%
Performing Asset – 0.7%
AlphaCredit Capital, S.A. de C.V. 17.25%, 8/06/19(h)(i)	MXN	31,462	$1,861,125
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(h)(i)	U.S.$	2,018	2,018,085
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(h)(i)		659	659,242
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/11/19(h)(i)		940	939,804
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(h)(i)		765	764,766
Deutsche Bank Mexico SA 8.00%, 10/31/34(h)(i)(j)	MXN	47,198	2,083,936
8.00%, 10/31/34(h)(i)		63,112	2,786,187
Ede Del Este SA (DPP) 12.00%, 3/31/16(h)(i)	U.S.$	276	278,271
Ede Del Este SA (ITABO) 12.00%, 3/31/16(h)(i)		472	475,913
Recife Funding Zero Coupon, 11/05/29(h)(i)		5,532	5,753,638
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-3/31/21(h)(i)		4,366	4,365,897
Sheridan Consumer Finance Trust 10.86%, 4/01/20(d)(h)(i)		10,859	10,807,169

Total Whole Loan Trusts (cost $33,850,909)			32,794,033

EMERGING MARKETS – CORPORATE BONDS – 0.6%
Industrial – 0.6%
Basic – 0.0%
Elementia SAB de CV 5.50%, 1/15/25(a)		1,972	1,843,820

Capital Goods – 0.3%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		1,554	1,670,084
Cemex SAB de CV 7.25%, 1/15/21(a)		4,049	4,038,878
Ferreycorp SAA 4.875%, 4/26/20(a)(e)		1,007	941,879
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		2,075	2,158,000
Grupo KUO SAB de CV 6.25%, 12/04/22(a)		953	948,235
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		3,500	3,500,350

			13,257,426

AB GLOBAL BOND FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)	U.S.$	2,500	$2,469,500

Consumer Cyclical - Retailers – 0.1%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		6,500	6,496,750

Consumer Non-Cyclical – 0.1%
Cosan Luxembourg SA 5.00%, 3/14/23(a)		2,190	1,642,500
Marfrig Holding Europe BV 6.875%, 6/24/19(a)		3,155	2,705,412
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(g)(k)		4,300	58,480

			4,406,392

Total Emerging Markets – Corporate Bonds (cost $33,040,316)			28,473,888

		Shares
COMMON STOCKS – 0.5%
iPayment, Inc.(l)		136,431	679,836
Mt. Logan Re Ltd. (Preference Shares)(l)(m)(n)		18,626	19,563,282

Total Common Stocks (cost $18,967,078)			20,243,118

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Indonesia – 0.3%
Indonesia Government International Bond 4.125%, 1/15/25(a)	U.S.$	12,500	11,583,888
5.875%, 1/15/24(a)		3,143	3,327,519

Total Governments – Sovereign Bonds (cost $15,824,651)			14,911,407

ASSET-BACKED SECURITIES – 0.3%
Autos - Fixed Rate – 0.1%
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		41	41,287

46	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16	U.S.$	9	$9,119
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		2	1,716
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		15	15,058
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		3	2,574
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		5,067	5,014,572
Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19		40	40,109
Series 2013-4, Class A3 1.11%, 12/15/17		14	13,725

			5,138,160

Credit Cards - Fixed Rate – 0.0%
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		30	30,277

Other ABS - Fixed Rate – 0.2%
SBA Tower Trust 2.898%, 10/15/19(a)		3,648	3,659,637
3.869%, 10/15/49(a)		3,008	3,060,487

			6,720,124

Total Asset-Backed Securities (cost $11,784,501)			11,888,561

BANK LOANS – 0.2%
Industrial – 0.2%
Basic – 0.0%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75%, 6/30/19(d)		1,868	1,523,299

Consumer Cyclical - Other – 0.1%
ClubCorp Club Operations, Inc. 4.25%, 7/24/20(d)		2,946	2,942,592

AB GLOBAL BOND FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corporation 4.25%, 8/13/21(d)	U.S.$	773	$772,654
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(d)		928	930,892

			1,703,546

Energy – 0.1%
Atlas 2014-1 Limited 6.88%, 1/15/21(d)		2,750	2,736,349

Other Industrial – 0.0%
Gardner Denver, Inc. 4.25%, 7/30/20(d)		1,617	1,520,886

Technology – 0.0%
Avaya Inc. 4.69%, 10/26/17(d)		103	89,065

Total Bank Loans (cost $10,959,267)			10,515,737

		Shares
PREFERRED STOCKS – 0.2%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Ventas Realty LP/Ventas Capital Corp. 5.45%, 3/15/43		227,075	5,708,665

Financial Institutions – 0.1%
REITS – 0.1%
National Retail Properties, Inc. Series E 5.70%		41,250	1,010,213
Public Storage Series W 5.20%		45,875	1,089,072
Public Storage Series X 5.20%		3,000	71,640
Sabra Health Care REIT, Inc. Series A 7.125%		80,075	2,061,931
Welltower, Inc. 6.50%		5,625	142,594

			4,375,450

Total Preferred Stocks (cost $9,629,016)			10,084,115

48	• AB GLOBAL BOND FUND

Portfolio of Investments

		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities Fund I(h)(i)(l)(o)		27,591	$3,062,664
OCL Opportunities Fund II(h)(i)(l)(o)		10,047	1,568,605

Total Investment Companies (cost $4,831,761)			4,631,269

		Principal Amount (000)
AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.25%, 5/15/29	U.S.$	95	131,778
6.625%, 11/15/30		150	216,572
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		225	206,999

Total Agencies (cost $514,723)			555,349

		Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 24, 5 Year Index RTR (Buy Protection) Expiration: Oct 2015, Exercise Rate: 106.00% (premiums paid $234,135)		86,000	41,081

		Shares
SHORT-TERM INVESTMENTS – 13.7%
Investment Companies – 9.8%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(p)(q) (cost $434,919,670)		434,919,670	434,919,670

		Principal Amount (000)
Governments – Treasuries – 3.9%
Japan – 3.9%
Japan Treasury Discount Bill Series 560 Zero Coupon, 12/28/15 (cost $174,159,984)	JPY	20,850,000	173,810,251

AB GLOBAL BOND FUND •	49

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.0%
BBH, Grand Cayman (1.00)%, 10/01/15	CHF	41		$41,693
0.005%, 10/01/15	JPY	0	**	1
0.057%, 10/01/15	GBP	0	**	0	***
0.154%, 10/01/15	NOK	0	**	1
0.918%, 10/01/15	AUD	0	**	1
1.30%, 10/01/15	NZD	0	**	3
DNB, Oslo (0.238)%, 10/01/15	EUR	849		948,119
HSBC Bank PLC, London 5.50%, 10/01/15	ZAR	4,151		299,499
JPM Chase, New York 0.03%, 10/01/15	U.S.$	106		106,410

Total Time Deposits (cost $1,403,612)				1,395,727

Total Short-Term Investments (cost $610,483,266)				610,125,648

Total Investments – 104.1% (cost $4,679,583,288)				4,637,968,448
Other assets less liabilities – (4.1)%				(181,352,730)

Net Assets – 100.0%				$4,456,615,718

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Futures (CBT)	8	December 2015	$1,029,500	$1,029,875	$375
U.S. Ultra Bond Futures (CBT)	25	December 2015	4,100,055	4,010,156	(89,899)

Sold Contracts
Euro Buxl 30y Bnd	287	December 2015	48,130,977	49,944,852	(1,813,875)
Euro-bobl Future	799	December 2015	114,968,760	115,189,391	(220,631)
U.S. Long Bond Futures (CBT)	358	December 2015	55,934,727	56,329,063	(394,336)
U.S. T-Note 5 Yr (CBT) Futures	1,554	December 2015	187,094,836	187,281,281	(186,445)

					$(2,704,811)

50	• AB GLOBAL BOND FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	7,665	ZAR	103,021	10/13/15	$(245,192)
Barclays Bank PLC	CAD	49,249	USD	36,975	10/02/15	70,181
Barclays Bank PLC	IDR	69,778,662	USD	4,736	10/09/15	(29,753)
Barclays Bank PLC	USD	43,825	IDR	620,538,440	10/09/15	(1,447,209)
Barclays Bank PLC	TWD	641,173	USD	19,783	10/16/15	378,881
BNP Paribas SA	SEK	375,134	EUR	40,155	11/05/15	39,480
BNP Paribas SA	MXN	96,710	USD	5,657	11/20/15	(41,030)
Brown Brothers Harriman & Co.	JPY	12,108	USD	101	10/23/15	513
Brown Brothers Harriman & Co.	USD	66,904	JPY	8,034,826	10/23/15	88,985
Brown Brothers Harriman & Co.	EUR	1,234	USD	1,381	10/27/15	1,777
Brown Brothers Harriman & Co.	USD	10,522	EUR	9,382	10/27/15	(35,516)
Brown Brothers Harriman & Co.	NOK	189	USD	23	11/05/15	777
Citibank, NA	USD	1,492	CAD	2,000	10/02/15	6,947
Credit Suisse International	EUR	37,909	USD	42,777	10/27/15	401,197
Deutsche Bank AG	IDR	483,179,501	USD	32,694	10/09/15	(303,695)
Deutsche Bank AG	USD	7,471	ZAR	101,968	10/13/15	(127,238)
Goldman Sachs Bank USA	BRL	3,572	USD	899	10/02/15	(1,905)
Goldman Sachs Bank USA	USD	862	BRL	3,572	10/02/15	39,356
Goldman Sachs Bank USA	IDR	63,042,552	USD	4,283	10/09/15	(22,521)
Goldman Sachs Bank USA	USD	15,454	ZAR	206,075	10/13/15	(612,168)
Goldman Sachs Bank USA	ZAR	666,427	USD	50,329	10/13/15	2,332,013
Goldman Sachs Bank USA	AUD	156,908	USD	109,953	10/30/15	(8,371)
Goldman Sachs Bank USA	NOK	14,141	USD	1,726	11/05/15	65,745
Goldman Sachs Bank USA	USD	34,363	SEK	283,213	11/05/15	(499,502)
Goldman Sachs Bank USA	CAD	99,915	USD	74,578	11/19/15	(275,613)
HSBC Bank USA	USD	19,194	ZAR	257,302	10/13/15	(662,650)
HSBC Bank USA	JPY	10,341,224	USD	86,386	10/23/15	162,043
HSBC Bank USA	CAD	87,232	USD	65,009	11/19/15	(343,255)
Morgan Stanley Capital Services LLC	MYR	17,295	USD	4,056	10/09/15	116,416
Morgan Stanley Capital Services LLC	EUR	801,047	USD	905,959	10/27/15	10,526,758
Nomura Global Financial Products, Inc.	SGD	157,245	USD	112,308	11/06/15	1,945,280
Northern Trust Co.	JPY	10,448,802	USD	87,304	10/23/15	182,989
Northern Trust Co.	USD	11,938	GBP	7,821	11/10/15	(109,043)

AB GLOBAL BOND FUND •	51

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	BRL	59,336	USD	15,076	10/02/15	$109,254
Royal Bank of Scotland PLC	USD	14,935	BRL	59,336	10/02/15	31,645
Royal Bank of Scotland PLC	GBP	151,349	USD	232,326	11/10/15	3,417,969
Standard Chartered Bank	BRL	132,449	USD	36,807	10/02/15	3,398,495
Standard Chartered Bank	USD	33,338	BRL	132,449	10/02/15	70,637
Standard Chartered Bank	MYR	161,025	USD	39,298	10/09/15	2,618,395
Standard Chartered Bank	USD	42,195	MYR	181,079	10/09/15	(946,741)
UBS AG	BRL	188,214	USD	47,375	10/02/15	(100,377)
UBS AG	CAD	52,666	USD	39,776	10/02/15	310,876
UBS AG	USD	46,692	BRL	188,214	10/02/15	783,201
UBS AG	BRL	188,214	USD	46,177	11/04/15	(743,137)

						$20,544,894

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 24, 5 Year Index RTP	JPMorgan Chase Bank, NA	Sell	103.00%	10/21/15	$43,000	$425,700	$(484,125)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19^	(5.00)%	3.74%		$19,478	$(948,409)	$193,356
CDX-NAIG Series 23, 5 Year Index, 12/20/19^	(1.00)	0.85		122,140	(777,241)	1,179,707

Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
iTraxx-Europe Crossover Series 23, 5 Year Index, 6/20/20^	5.00	3.84	EUR	13,501	737,745	(372,070)

					$(987,905)	$1,000,993

^	Termination Date

52	• AB GLOBAL BOND FUND

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$339,200	8/08/18	1.56%	3 Month LIBOR	$(6,393,953)
Morgan Stanley & Co. LLC/(CME)	145,430	8/08/23	3 Month LIBOR	2.82%	11,592,919
Morgan Stanley & Co. LLC/(CME)	1,130	5/06/25	2.21%	3 Month LIBOR	(32,992)
Morgan Stanley & Co. LLC/(CME)	150	5/05/45	3 Month LIBOR	2.57%	2,716
Morgan Stanley & Co. LLC/(CME)	500	7/16/45	3 Month LIBOR	3.02%	56,700
Morgan Stanley & Co. LLC/(LCH)	75,000	12/23/23	2.99%	3 Month LIBOR	(7,304,721)
Morgan Stanley & Co. LLC/(LCH)	38,000	1/13/24	3.07%	3 Month LIBOR	(3,875,301)

					$(5,954,632)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, N.A.:
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20^	5.00%	5.18%	$950	$(7,337)	$39,645	$(46,982)
Barclays Bank PLC:
Assured Guaranty Municipal Corp., 6/20/20^	5.00	3.22	950	71,991	70,804	1,187
Citibank, N.A.:
Nabors Industries, Inc., 6.15% 2/15/18, 6/20/20^	1.00	4.37	950	(135,891)	(107,583)	(28,308)
Safeway, Inc., 7.25% 2/01/31, 6/20/20^	1.00	2.31	950	(57,709)	(78,436)	20,727
Staples, Inc., 2.75% 1/12/18, 6/20/20^	1.00	1.67	950	(30,678)	(38,248)	7,570

AB GLOBAL BOND FUND •	53

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Weatherford International, LLC, 4.50% 4/15/22, 6/20/20^	1.00%	4.26%	$950	$(130,908)	$(83,329)	$(47,579)
Credit Suisse International:
Avon Products, Inc., 6.50% 3/01/19, 6/20/20^	1.00	10.11	950	(301,633)	(166,197)	(135,436)
CDX-CMBX.NA.BB Series 6, 5/11/63^	5.00	5.63	6,500	(224,709)	83,279	(307,988)
Freeport-Mcmoran, Inc., 3.55% 3/01/22, 6/20/20^	1.00	6.31	950	(195,455)	(68,110)	(127,345)
Kohl’s Corp., 6.25% 12/15/17, 6/20/19^	1.00	0.99	945	(1,163)	(9,517)	8,354
Kohl’s Corp., 6.25% 12/15/17, 6/20/19^	1.00	0.99	382	(470)	(3,842)	3,372
Kohl’s Corp., 6.25% 12/15/17, 6/20/19^	1.00	0.99	385	(474)	(3,877)	3,403
Kohl’s Corp., 6.25% 12/15/17, 6/20/19^	1.00	0.99	555	(683)	(5,011)	4,328
Teck Resources Ltd., 3.15% 1/15/17, 6/20/20^	1.00	9.32	950	(277,554)	(72,414)	(205,140)
Transocean, Inc., 7.375% 4/15/18, 6/20/20^	1.00	9.96	950	(292,747)	(202,861)	(89,886)

				$ (1,585,420)	$ (645,697)	$ (939,723)

^	Termination Date

54	• AB GLOBAL BOND FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate		Maturity	U.S. $ Value at September 30, 2015
Barclays Capital, Inc.†	GBP	1,968	(2.25	)%*	—	$2,967,152
Barclays Capital, Inc.†	USD	503	(.75	)%*	—	500,839
Barclays Capital, Inc.†	USD	647	(1.00	)%*	—	645,252
Barclays Capital, Inc.†	USD	4,185	(0.25	)%*	—	4,182,937

						$8,296,180

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2015.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statement of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Investment Grade	$4,828,189	$	– 0	–	$	– 0	–	$	– 0	–	$4,828,189
Corporates – Non-Investment Grade	2,967,152		– 0	–		– 0	–		– 0	–	2,967,152
Emerging Markets – Corporate Bonds	500,839		– 0	–		– 0	–		– 0	–	500,839

Total	$8,296,180	$	– 0	–	$	– 0	–	$	– 0	–	$8,296,180

**	Principal amount less than 500.

***	Amount less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $1,424,016,014 or 32.0% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for exchange-traded derivatives.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

(e)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of September 30, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Golden Energy Offshore Services AS 8.41%, 5/28/17	5/28/14	$2,507,023	$736,773	0.02%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/28/11	3,886,876	58,480	0.00%

AB GLOBAL BOND FUND •	55

Portfolio of Investments

(h)	Illiquid security.

(i)	Fair valued by the Adviser.

(j)	Variable rate coupon, rate shown as of September 30, 2015.

(k)	Security is in default and is non-income producing.

(l)	Non-income producing security.

(m)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(n)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$18,626,000	$19,563,282	0.44%

(o)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(q)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

RTP – Right to Pay

RTR – Right To Receive

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

56	• AB GLOBAL BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,244,663,618)	$4,203,048,778
Affiliated issuers (cost $434,919,670)	434,919,670
Foreign currencies, at value (cost $1,341,416)	1,337,020
Cash collateral due from broker	10,223,286
Receivable for investment securities sold and foreign currency transactions	140,557,418
Dividends and interest receivable	31,477,593
Unrealized appreciation on forward currency exchange contracts	27,099,810
Receivable for capital stock sold	13,498,766
Receivable for variation margin on exchange-traded derivatives	518,482
Upfront premiums paid on credit default swaps	193,728
Unrealized appreciation on credit default swaps	48,941

Total assets	4,862,923,492

Liabilities
Payable for investment securities purchased	372,640,585
Payable for capital stock redeemed	9,928,839
Payable for reverse repurchase agreements	8,296,180
Unrealized depreciation on forward currency exchange contracts	6,554,916
Cash collateral due to broker	1,930,000
Advisory fee payable	1,737,663
Dividends payable	1,040,498
Unrealized depreciation on credit default swaps	988,664
Upfront premiums received on credit default swaps	839,425
Distribution fee payable	588,479
Options written, at value (premiums received $425,700)	484,125
Payable for variation margin on exchange-traded derivatives	231,886
Due to Custodian	177,464
Transfer Agent fee payable	115,917
Administrative fee payable	11,162
Accrued expenses and other liabilities	741,971

Total liabilities	406,307,774

Net Assets	$4,456,615,718

Composition of Net Assets
Capital stock, at par	$534,749
Additional paid-in capital	4,424,243,869
Undistributed net investment income	67,845,899
Accumulated net realized loss on investment and foreign currency transactions	(6,635,514)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(29,373,285)

$4,456,615,718

See notes to financial statements.

AB GLOBAL BOND FUND •	57

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,060,975,791	127,269,633	$8.34	*

B	$3,409,663	408,941	$8.34

C	$356,482,790	42,624,473	$8.36

Advisor	$2,247,581,653	269,821,536	$8.33

R	$60,299,732	7,237,676	$8.33

K	$23,624,955	2,835,659	$8.33

I	$536,411,019	64,406,070	$8.33

Z	$167,830,115	20,144,849	$8.33

*	The maximum offering price per share for Class A shares was $8.71, which reflects a sales charge of 4.25%.

See notes to financial statements.

58	• AB GLOBAL BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2015

Investment Income
Interest (net of foreign taxes withheld of $30,331)	$124,155,002
Dividends
Unaffiliated issuers	776,789
Affiliated issuers	333,429
Other income	244,298	$125,509,518

Expenses
Advisory fee (see Note B)	20,155,490
Distribution fee—Class A	3,254,390
Distribution fee—Class B	48,010
Distribution fee—Class C	3,808,806
Distribution fee—Class R	287,098
Distribution fee—Class K	55,715
Transfer agency—Class A	915,689
Transfer agency—Class B	5,617
Transfer agency—Class C	327,740
Transfer agency—Advisor Class	1,668,776
Transfer agency—Class R	146,844
Transfer agency—Class K	41,602
Transfer agency—Class I	391,212
Transfer agency—Class Z	21,910
Custodian	426,408
Registration fees	319,096
Printing	240,288
Audit and tax	125,997
Legal	63,749
Administrative	49,766
Directors’ fees	30,596
Miscellaneous	146,094

Total expenses before interest expense	32,530,893
Interest expense	25,632

Total expenses		32,556,525

Net investment income		92,952,993

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		33,313,627
Securities sold short		(209,525)
Swaps		307,931
Futures		(23,397,569)
Options written		1,621,866
Foreign currency transactions		120,151,809
Net change in unrealized appreciation/depreciation on:
Investments		(93,693,293)
Swaps		(6,475,328)
Futures		(5,002,929)
Options written		(58,425)
Foreign currency denominated assets and liabilities		(37,786,042)

Net loss on investment and foreign currency transactions		(11,227,878)

Contributions from Affiliates (see Note B)		68,982

Net Increase in Net Assets from Operations		$81,794,097

See notes to financial statements.

AB GLOBAL BOND FUND •	59

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$92,952,993	$91,189,049
Net realized gain on investment and foreign currency transactions	131,788,139	43,092,941
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(143,016,017)	55,399,991
Contributions from Affiliates (see Note B)	68,982	– 0	–

Net increase in net assets from operations	81,794,097	189,681,981
Dividends and Distributions to Shareholders from
Net investment income
Class A	(43,398,044)	(31,500,862)
Class B	(175,850)	(258,911)
Class C	(12,715,701)	(7,899,866)
Advisor Class	(84,434,153)	(33,679,935)
Class R	(2,071,359)	(1,134,839)
Class K	(846,645)	(420,813)
Class I	(23,735,395)	(12,165,737)
Class Z	(3,836,029)	(83,595)
Net realized gain on investment and foreign currency transactions
Class A	(610,222)	– 0	–
Class B	(3,234)	– 0	–
Class C	(219,261)	– 0	–
Advisor Class	(1,082,673)	– 0	–
Class R	(31,887)	– 0	–
Class K	(11,575)	– 0	–
Class I	(314,397)	– 0	–
Class Z	(34,834)	– 0	–
Capital Stock Transactions
Net increase	932,553,367	246,960,906

Total increase	840,826,205	349,498,329
Net Assets
Beginning of period	3,615,789,513	3,266,291,184

End of period (including undistributed net investment income of $67,845,899 and $26,403,717, respectively) .	$4,456,615,718	$3,615,789,513

See notes to financial statements.

60	• AB GLOBAL BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Bond Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB GLOBAL BOND FUND •	61

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

62	• AB GLOBAL BOND FUND

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as a described in Note A.1 above). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable

AB GLOBAL BOND FUND •	63

Notes to Financial Statements

company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key

64	• AB GLOBAL BOND FUND

Notes to Financial Statements

characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2015:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,812,192,669		$	– 0	–	$1,812,192,669
Corporates – Investment Grade		– 0	–	993,041,306			– 0	–	993,041,306
Collateralized Mortgage Obligations		– 0	–	– 0	–		203,564,870		203,564,870
Mortgage Pass-Throughs		– 0	–	171,713,643			– 0	–	171,713,643
Corporates – Non-Investment Grade		– 0	–	158,031,792			736,773		158,768,565
Commercial Mortgage-Backed Securities		– 0	–	101,667,540			45,512,708		147,180,248
Covered Bonds		– 0	–	141,061,144			– 0	–	141,061,144
Governments – Sovereign Agencies		– 0	–	111,443,357			– 0	–	111,443,357
Inflation-Linked Securities		– 0	–	80,267,436			– 0	–	80,267,436
Local Governments – Municipal Bonds		– 0	–	39,335,796			– 0	–	39,335,796
Quasi-Sovereigns		– 0	–	35,135,208			– 0	–	35,135,208
Whole Loan Trusts		– 0	–	– 0	–		32,794,033		32,794,033
Emerging Markets – Corporate Bonds		– 0	–	28,473,888			– 0	–	28,473,888
Common Stocks		– 0	–	– 0	–		20,243,118		20,243,118
Governments – Sovereign Bonds		– 0	–	14,911,407			– 0	–	14,911,407
Asset-Backed Securities		– 0	–	5,168,437			6,720,124		11,888,561
Bank Loans		– 0	–	– 0	–		10,515,737		10,515,737
Preferred Stocks		10,084,115		– 0	–		– 0	–	10,084,115
Investment Companies		– 0	–	– 0	–		4,631,269		4,631,269
Agencies		– 0	–	555,349			– 0	–	555,349
Options Purchased – Puts		– 0	–	41,081			– 0	–	41,081
Short-Term Investments:
Investment Companies		434,919,670		– 0	–		– 0	–	434,919,670
Governments – Treasuries		– 0	–	173,810,251			– 0	–	173,810,251
Time Deposits		– 0	–	1,395,727			– 0	–	1,395,727

Total Investments in Securities		445,003,785		3,868,246,031			324,718,632		4,637,968,448

AB GLOBAL BOND FUND •	65

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Other Financial Instruments*:
Assets
Credit Default Swaps	$	– 0	–	$48,941		$	– 0	–	$48,941
Centrally Cleared Credit Default Swaps		– 0	–	1,373,063			– 0	–	1,373,063	†
Centrally Cleared Interest Rate Swaps		– 0	–	11,652,335			– 0	–	11,652,335	†
Futures		375		– 0	–		– 0	–	375	†
Forward Currency Exchange Contracts		– 0	–	27,099,810			– 0	–	27,099,810
Liabilities
Credit Default Swaps		– 0	–	(988,664)			– 0	–	(988,664)
Centrally Cleared Credit Default Swaps		– 0	–	(372,070)			– 0	–	(372,070	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(17,606,967)			– 0	–	(17,606,967	)†
Futures		(2,705,186)		– 0	–		– 0	–	(2,705,186	)†
Forward Currency Exchange Contracts		– 0	–	(6,554,916)			– 0	–	(6,554,916)
Credit Default Swaptions Written		– 0	–	(484,125)			– 0	–	(484,125)

Total^		$442,298,974		$3,882,413,438			$324,718,632		$4,649,431,044

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at year end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

66	• AB GLOBAL BOND FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations		Corporates - Non- Investment Grade		Commercial Mortgage- Backed Securities		Whole Loan Trusts
Balance as of 9/30/14	$113,683,569		$1,552,590		$26,935,766		$14,114,975
Accrued discounts/ (premiums)	483,537		8,232		(2,395)		3,527
Realized gain (loss)	210,949		(17,528)		26,678		18,880
Change in unrealized appreciation/ depreciation	(3,369,722)		(1,669,080)		(811,890)		(979,444)
Purchases	119,680,221		3,357,774		20,623,635		30,594,491
Sales/Paydowns	(27,123,684)		(2,495,215)		(1,259,086)		(10,958,396)
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 9/30/15	$203,564,870		$736,773		$45,512,708		$32,794,033

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15**	$(2,839,369)		$(1,770,250)		$(795,319)		$(979,444)

	Common Stocks		Asset-Backed Securities		Bank Loans		Investment Companies
Balance as of 9/30/14	$ – 0	–	$28,213		$10,893,177		$4,111,201
Accrued discounts/ (premiums)	– 0	–	– 0	–	11,798		– 0	–
Realized gain (loss)	– 0	–	– 0	–	21,816		– 0	–
Change in unrealized appreciation/ depreciation	1,276,041		64,109		(373,847)		(103,494)
Purchases	18,967,077		6,656,000		5,946,274		623,562
Sales/Paydowns	– 0	–	(28,198)		(5,983,481)		– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 9/30/15	$20,243,118		$6,720,124		$10,515,737		$4,631,269

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15**	$1,276,041		$64,124		$(380,755)		$(103,494)

AB GLOBAL BOND FUND •	67

Notes to Financial Statements

	Total
Balance as of 9/30/14	$171,319,491
Accrued discounts/ (premiums)	504,699
Realized gain (loss)	260,795
Change in unrealized appreciation/ depreciation	(5,967,327)
Purchases	206,449,034
Sales/Paydowns	(47,848,060)
Transfers into Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 9/30/15	$324,718,632

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15**	$(5,528,466)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2015. Securities priced (i) at net asset value, (ii) by third party vendors, or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/2015	Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts	$10,807,169	Projected Cashflow	Level Yield	10.78%/ N/A
	$5,753,638	Market Approach	Underlying NAV of the Collateral	$104.01/ N/A
	$4,870,123	Projected Cashflow	Level Yield	13.45%/ N/A
	$754,184	Projected Cashflow	Internal Rate of Return	9.147%/ N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

68	• AB GLOBAL BOND FUND

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such

AB GLOBAL BOND FUND •	69

Notes to Financial Statements

taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

70	• AB GLOBAL BOND FUND

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2015, such fee amounted to $49,766.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,017,604 for the year ended September 30, 2015.

During the year ended September 30, 2015, ABIS reimbursed the Fund in the amount of $68,982 for prior year fee adjustments.

For the year ended September 30, 2015, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $33,865 from the sale of Class A shares and received $3,813, $889 and $18,235 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2015 is as follows:

Market Value September 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2015 (000)	Dividend Income (000)
$ 161,309	$2,128,528	$1,854,917	$434,920	$333

Brokerage commissions paid on investment transactions for the year ended September 30, 2015 amounted to $44,944, none of which was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

AB GLOBAL BOND FUND •	71

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the period October 1, 2009 through July 1, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,222,799, $14,055,662, $437,900 and $117,925 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$3,199,522,857	$2,629,181,260
U.S. government securities	4,205,153,830	4,088,263,694

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, options written, swaps and futures) are as follows:

Cost	$4,683,071,243

Gross unrealized appreciation	$79,445,298
Gross unrealized depreciation	(124,548,093)

Net unrealized depreciation	$(45,102,795)

72	• AB GLOBAL BOND FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities.

AB GLOBAL BOND FUND •	73

Notes to Financial Statements

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2015, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which

74	• AB GLOBAL BOND FUND

Notes to Financial Statements

expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2015, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2015, the Fund held written options for hedging and non-hedging purposes.

For the year ended September 30, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/14	– 0	–	$	– 0	–
Options written	14,314,314,000			2,430,567
Options expired	(9,189,630,000)			(1,525,230)
Options bought back	(5,124,684,000)			(905,337)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/15	– 0	–	$	– 0	–

AB GLOBAL BOND FUND •	75

Notes to Financial Statements

For the year ended September 30, 2015, the Fund had the following transactions in written swaptions:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 9/30/14	$	– 0	–	$	– 0	–
Swaptions written		43,000,000			425,700
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		– 0	–		– 0	–
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 9/30/15		$43,000,000			$425,700

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the

76	• AB GLOBAL BOND FUND

Notes to Financial Statements

statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to

AB GLOBAL BOND FUND •	77

Notes to Financial Statements

pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2015, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2015, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty as its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

78	• AB GLOBAL BOND FUND

Notes to Financial Statements

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended September 30, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to

AB GLOBAL BOND FUND •	79

Notes to Financial Statements

terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At September 30, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$11,652,710	*	Receivable/Payable for variation margin on exchange-traded derivatives	$20,312,153	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	27,099,810		Unrealized depreciation on forward currency exchange contracts	6,554,916

Credit contracts	Unrealized appreciation on credit default swaps	48,941		Unrealized depreciation on credit default swaps	988,664

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,373,063	*	Receivable/Payable for variation margin on exchange-traded derivatives	372,070	*

Credit contracts	Investments in securities, at value	41,081		Options written, at value	484,125

Total		$40,215,605			$28,711,928

*	Only variation margin receivable/payable at year end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(2,765,875)	$(6,398,392)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(23,397,569)	(5,002,929)

80	• AB GLOBAL BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	$233,340,783		$(38,688,821)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	221,573		– 0	–

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	1,621,866		– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	– 0	–	(193,054)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	3,073,806		(76,936)

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	– 0	–	(58,425)

Total		$212,094,584		$(50,418,557)

AB GLOBAL BOND FUND •	81

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2015:

Centrally Cleared Credit Default Swaps:
Average notional amount on buy contracts	$105,196,480	(a)
Average notional amount on sale contracts	$15,028,807	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$765,914,980

Credit Default Swaps:
Average notional amount on buy contracts	$27,751,544	(c)
Average notional amount on sale contracts	$18,484,692

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$259,859,477
Average principal amount on sale contracts	$1,913,217,614

Futures:
Average notional amount on buy contracts	$10,443,163
Average notional amount on sale contracts	$487,209,131

Purchased Options:
Average cost.	$407,347	(d)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman, Sachs & Co.**	$381,734	$(176,701)	$	– 0	–	$	– 0	–	$205,033
Morgan Stanley & Co. LLC**	136,748	(55,185)		– 0	–		– 0	–	81,563

Total	$518,482	$(231,886)	$	– 0	–	$	– 0	–	$286,596

82	• AB GLOBAL BOND FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$521,053	$(521,053)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	39,480	(39,480)			– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	92,052	(35,516)			– 0	–		– 0	–		56,536
Citibank, N.A.	6,947	(6,947)			– 0	–		– 0	–		– 0	–
Credit Suisse International	401,197	(401,197)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	2,437,114	(1,420,080)			(1,017,034)			– 0	–		– 0	–
HSBC Bank USA.	162,043	(162,043)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, N.A.	41,081	(41,081)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC.	10,643,174	– 0	–		– 0	–		– 0	–		10,643,174
Nomura Global Financial Products, Inc.	1,945,280	– 0	–		– 0	–		– 0	–		1,945,280
Northern Trust Co.	182,989	(109,043)			– 0	–		– 0	–		73,946
Royal Bank of Scotland PLC	3,558,868	– 0	–		– 0	–		– 0	–		3,558,868
Standard Chartered Bank	6,087,527	(946,741)			– 0	–		– 0	–		5,140,786
UBS AG	1,094,077	(843,514)			– 0	–		– 0	–		250,563

Total	$27,212,882	$(4,526,695)			$(1,017,034)		$	– 0	–		$21,669,153	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman, Sachs & Co.**	$176,701	$(176,701)		$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley & Co. LLC**	55,185	(55,185)			– 0	–		– 0	–		– 0	–

Total	$231,886	$(231,886)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, N.A.	$252,529	$ – 0	–	$	– 0	–	$	– 0	–		$252,529
Barclays Bank PLC	1,476,962	(521,053)			– 0	–		– 0	–		955,909
BNP Paribas SA	41,030	(39,480)			– 0	–		– 0	–		1,550
Brown Brothers Harriman & Co.	35,516	(35,516)			– 0	–		– 0	–		– 0	–
Citibank, N.A.	355,186	(6,947)			– 0	–		– 0	–		348,239
Credit Suisse International	1,294,888	(401,197)			– 0	–		(893,691)			– 0	–

AB GLOBAL BOND FUND •	83

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Deutsche Bank AG	$430,933	$	– 0	–	$	– 0	–	$	– 0	–	$430,933
Goldman Sachs Bank USA	1,420,080	(1,420,080)	– 0	–	– 0	–	– 0	–
HSBC Bank USA.	1,005,905	(162,043)	– 0	–	– 0	–	843,862
JPMorgan Chase Bank, N.A.	484,125	(41,081)	– 0	–	(114,202)	328,842
Northern Trust Co.	109,043	(109,043)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	946,741	(946,741)	– 0	–	– 0	–	– 0	–
UBS AG	843,514	(843,514)	– 0	–	– 0	–	– 0	–

Total	$8,696,452	$(4,526,695)	$	– 0	–	$(1,007,893)	$3,161,864	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to

84	• AB GLOBAL BOND FUND

Notes to Financial Statements

fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended September 30, 2015, the Fund did not engage in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by an MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such, the return of such excess collateral may be delayed or denied. For the year ended September 30, 2015, the average amount of reverse repurchase agreements outstanding was $19,308,008 and the daily weighted average interest rate was (0.58)%. During the year, the Fund received net interest payments from counterparties. At September 30, 2015, the Fund had reverse repurchase agreements outstanding in the amount of $8,296,180 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2015:

Counterparty	RVP Liabilities Subject to a MRA	Security Collateral Pledged†	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$8,296,180	$(7,999,600)	$296,580

Total	$8,296,180	$(7,999,600)	$296,580

†	Including accrued interest.

AB GLOBAL BOND FUND •	85

Notes to Financial Statements

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2015, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment
Sheridan Auto Loan I LLC, 10.00%, 12/31/15	$1,473,666

As of September 30, 2015, the Fund had no bridge loan commitments outstanding.

During the year ended September 30, 2015, the Fund received commitment fees or additional funding fees in the amount of $27,548.

6. Inflation-Indexed Securities

Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward,

86	• AB GLOBAL BOND FUND

Notes to Financial Statements

and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Interest payment on these securities can be unpredictable and will vary as the principal and interest are adjusted for inflation. Any adjustment to the principal value of these securities will be included as interest income (or loss) on the statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Class A
Shares sold	26,663,347	19,974,811	$225,236,368	$167,431,456

Shares issued in reinvestment of dividends and distributions	3,510,019	2,526,509	29,539,141	21,243,470

Shares converted from Class B	397,196	1,449,169	3,369,212	12,140,515

Shares redeemed	(29,711,703)	(60,059,169)	(250,551,453)	(504,473,449)

Net increase (decrease)	858,859	(36,108,680)	$7,593,268	$(303,658,008)

Class B
Shares sold	28,818	44,314	$243,465	$370,970

Shares issued in reinvestment of dividends and distributions	17,935	24,326	150,902	203,961

Shares converted to Class A	(397,052)	(1,448,797)	(3,369,212)	(12,140,515)

Shares redeemed	(100,142)	(542,753)	(847,504)	(4,529,690)

Net decrease	(450,441)	(1,922,910)	$(3,822,349)	$(16,095,274)

Class C
Shares sold	4,587,955	2,894,370	$38,916,460	$24,429,363

Shares issued in reinvestment of dividends and distributions	1,176,802	708,027	9,931,218	5,969,342

Shares redeemed	(9,454,916)	(14,282,682)	(80,045,495)	(119,919,946)

Net decrease	(3,690,159)	(10,680,285)	$(31,197,817)	$(89,521,241)

AB GLOBAL BOND FUND •	87

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Advisor Class
Shares sold	153,073,032	92,577,552	$1,294,580,609	$778,950,730

Shares issued in reinvestment of dividends and distributions	7,547,583	2,657,028	63,489,879	22,354,422

Shares redeemed	(67,570,114)	(49,069,118)	(570,490,191)	(409,973,479)

Net increase	93,050,501	46,165,462	$787,580,297	$391,331,673

Class R
Shares sold	2,538,156	2,205,181	$21,372,627	$18,474,763

Shares issued in reinvestment of dividends and distributions	249,956	134,747	2,102,229	1,132,889

Shares redeemed	(1,958,805)	(1,568,432)	(16,472,473)	(13,122,446)

Net increase	829,307	771,496	$7,002,383	$6,485,206

Class K
Shares sold	1,124,615	941,970	$9,507,125	$7,898,585

Shares issued in reinvestment of dividends and distributions	101,746	49,693	855,816	418,223

Shares redeemed	(627,410)	(433,637)	(5,270,076)	(3,639,049)

Net increase	598,951	558,026	$5,092,865	$4,677,759

Class I
Shares sold	13,835,688	36,717,642	$116,990,185	$308,156,066

Shares issued in reinvestment of dividends and distributions	2,798,328	1,407,528	23,534,420	11,857,715

Shares redeemed	(16,453,761)	(9,239,760)	(139,069,188)	(77,704,219)

Net increase	180,255	28,885,410	$1,455,417	$242,309,562

Class Z*
Shares sold	19,904,113	1,533,895	$168,163,674	$13,012,770

Shares issued in reinvestment of dividends and distributions	461,230	9,782	3,874,114	83,291

Shares redeemed	(1,568,318)	(195,853)	(13,188,485)	(1,664,832)

Net increase	18,797,025	1,347,824	$158,849,303	$11,431,229

*	Commenced distributions on October 15, 2013.

88	• AB GLOBAL BOND FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

AB GLOBAL BOND FUND •	89

Notes to Financial Statements

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees

90	• AB GLOBAL BOND FUND

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$171,191,109	$87,144,558
Long-term capital gains	2,330,150	– 0	–

Total distributions paid	$173,521,259	$87,144,558

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$93,139,547
Accumulated capital and other losses	(11,647,829	)(a)
Unrealized appreciation/(depreciation)	(48,047,191	)(b)

Total accumulated earnings/(deficit)	$33,444,527	(c)

(a)	As of September 30, 2015, the Fund had cumulative deferred loss on straddles of $11,647,829.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and Treasury inflation-protected securities, the realization for tax purposes of gains/(losses) on certain derivative instruments, and the tax treatment of partnership investments and passive foreign investment companies (PFICs).

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Fund did not have any net capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency, paydown gain/(loss), the tax treatment of Treasury inflation-protected securities, contributions from Affiliates, the redesignation of dividends, and the tax treatment of clearing fees resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

AB GLOBAL BOND FUND •	91

Notes to Financial Statements

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

92	• AB GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.52	$ 8.26	$ 8.64	$ 8.38	$ 8.50

Income From Investment Operations
Net investment income(a)	.18	.23	.19	.22	(b)	.32	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	.25	(.29)	.37	(.12)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.16	.48	(.10)	.59	.20

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.22)	(.19)	(.33)	(.32)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.22)	(.28)	(.33)	(.32)

Net asset value, end of period	$ 8.34	$ 8.52	$ 8.26	$ 8.64	$ 8.38

Total Return
Total investment return based on net asset value(d)	1.95%	5.82%	(1.21	)%*	7.19%	2.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,060,976	$1,076,697	$1,341,874	$1,581,096	$1,624,399
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90%	.93%	.94%	.92%	.91%
Expenses, before waivers/reimbursements(e)	.90%	.93%	.94%	.93%	.95%
Net investment income	2.09%	2.69%	2.28%	2.55	%(b)	3.80	%(b)
Portfolio turnover rate	167%	157%	179%	94%	65%

See footnote summary on page 101.

AB GLOBAL BOND FUND •	93

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.52	$ 8.26	$ 8.64	$ 8.38	$ 8.51

Income From Investment Operations
Net investment income(a)	.11	.16	.14	.15	(b)	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.26	(.30)	.37	(.13)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.10	.42	(.16)	.52	.13

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.16)	(.13)	(.26)	(.26)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.16)	(.22)	(.26)	(.26)

Net asset value, end of period	$ 8.34	$ 8.52	$ 8.26	$ 8.64	$ 8.38

Total Return
Total investment return based on net asset value(d)	1.21%	5.08%	(1.91	)%*	6.39%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,410	$7,321	$22,978	$38,310	$54,784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.63%	1.64%	1.65%	1.64%	1.61%
Expenses, before waivers/reimbursements(e)	1.63%	1.64%	1.65%	1.67%	1.68%
Net investment income	1.36%	1.97%	1.59%	1.82	%(b)	3.11	%(b)
Portfolio turnover rate	167%	157%	179%	94%	65%

See footnote summary on page 101.

94	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.54	$ 8.28	$ 8.66	$ 8.40	$ 8.53

Income From Investment Operations
Net investment income(a)	.12	.17	.14	.16	(b)	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.25	(.30)	.37	(.13)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.11	.42	(.16)	.53	.13

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.16)	(.13)	(.27)	(.26)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.16)	(.22)	(.27)	(.26)

Net asset value, end of period	$ 8.36	$ 8.54	$ 8.28	$ 8.66	$ 8.40

Total Return
Total investment return based on net asset value(d)	1.23%	5.07%	(1.90	)%*	6.42%	1.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$356,483	$395,728	$472,068	$607,783	$616,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.63%	1.64%	1.63%	1.61%
Expenses, before waivers/reimbursements(e)	1.60%	1.63%	1.64%	1.64%	1.65%
Net investment income	1.38%	1.98%	1.58%	1.83	%(b)	3.09	%(b)
Portfolio turnover rate	167%	157%	179%	94%	65%

See footnote summary on page 101.

AB GLOBAL BOND FUND •	95

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Income From Investment Operations
Net investment income(a)	.20	.25	.22	.24	(b)	.34	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.25	(.29)	.37	(.13)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.19	.50	(.07)	.61	.21

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.24)	(.22)	(.35)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.24)	(.31)	(.35)	(.34)

Net asset value, end of period	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37

Total Return
Total investment return based on net asset value(d)	2.26%	6.14%	(0.92	)%*	7.51%	2.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,247,582	$1,504,432	$1,077,452	$901,342	$651,336
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%	.63%	.64%	.63%	.61%
Expenses, before waivers/reimbursements(e)	.60%	.63%	.64%	.64%	.65%
Net investment income	2.39%	2.98%	2.57%	2.86	%(b)	4.08	%(b)
Portfolio turnover rate	167%	157%	179%	94%	65%

See footnote summary on page 101.

96	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Income From Investment Operations
Net investment income(a)	.15	.20	.16	.19	(b)	.30	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	.25	(.29)	.37	(.13)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.13	.45	(.13)	.56	.17

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.19)	(.16)	(.30)	(.30)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.19)	(.25)	(.30)	(.30)

Net asset value, end of period	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37

Total Return
Total investment return based on net asset value(d)	1.57%	5.48%	(1.56	)%*	6.82%	2.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,300	$54,550	$46,514	$38,450	$23,205
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.27%	1.26%	1.29%	1.23%	1.11%
Expenses, before waivers/reimbursements(e)	1.27%	1.26%	1.29%	1.28%	1.29%
Net investment income	1.72%	2.36%	1.93%	2.26	%(b)	3.60	%(b)
Portfolio turnover rate	167%	157%	179%	94%	65%

See footnote summary on page 101.

AB GLOBAL BOND FUND •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Income From Investment Operations
Net investment income(a)	.17	.23	.19	.23	(f)	.33	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.25	(.29)	.37	(.14)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.16	.48	(.10)	.60	.19

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.22)	(.19)	(.34)	(.32)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.22)	(.28)	(.34)	(.32)

Net asset value, end of period	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37

Total Return
Total investment return based on net asset value(d)	1.90%	5.83%	(1.22	)%*	7.30%	2.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,625	$19,039	$13,851	$9,949	$1,364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.95%	.93%	.95%	.84%	.85%
Expenses, before waivers/reimbursements(e)	.95%	.93%	.95%	.95%	1.00%
Net investment income	2.04%	2.69%	2.26%	2.70	%(f)	3.86	%(b)
Portfolio turnover rate	167%	157%	179%	94%	65%

See footnote summary on page 101.

98	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Income From Investment Operations
Net investment income(a)	.20	.26	.22	.24	(b)	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.24	(.29)	.38	(.12)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.19	.50	(.07)	.62	.22

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.24)	(.22)	(.36)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.24)	(.31)	(.36)	(.35)

Net asset value, end of period	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37

Total Return
Total investment return based on net asset value(d)	2.27%	6.19%	(0.87	)%*	7.56%	2.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$536,411	$546,550	$291,554	$198,242	$158,050
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.59%	.59%	.59%	.60%	.59%
Expenses, before waivers/reimbursements(e)	.59%	.59%	.59%	.61%	.59%
Net investment income	2.40%	3.04%	2.61%	2.88	%(b)	4.03%
Portfolio turnover rate	167%	157%	179%	94%	65%

See footnote summary on page 101.

AB GLOBAL BOND FUND •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended September 30, 2015		October 15, 2013(g) to September 30, 2014

Net asset value, beginning of period	$ 8.51		$ 8.23

Income From Investment Operations
Net investment income(a)	.21		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		.27

Net increase in net asset value from operations	.19		.52

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.24)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	– 0	–

Total dividends and distributions	(.37)		(.24)

Net asset value, end of period	$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)	2.32%		6.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$167,830		$11,472
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.53%		.55	%(h)
Expenses, before waivers/reimbursements(e)	.53%		.55	%(h)
Net investment income	2.47%		3.05	%(h)
Portfolio turnover rate	167%		157%

See footnote summary on page 101.

100	• AB GLOBAL BOND FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount represents less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2015	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.90%	.93%	.93%	.90%	.90%
Before waivers/reimbursements	.90%	.93%	.93%	.91%	.94%
Class B
Net of waivers/reimbursements	1.63%	1.64%	1.64%	1.62%	1.60%
Before waivers/reimbursements	1.63%	1.64%	1.64%	1.65%	1.67%
Class C
Net of waivers/reimbursements	1.60%	1.63%	1.63%	1.61%	1.60%
Before waivers/reimbursements	1.60%	1.63%	1.63%	1.62%	1.64%
Advisor Class
Net of waivers/reimbursements	.60%	.63%	.63%	.60%	.60%
Before waivers/reimbursements	.60%	.63%	.63%	.61%	.64%
Class R
Net of waivers/reimbursements	1.27%	1.26%	1.28%	1.20%	1.10%
Before waivers/reimbursements	1.27%	1.26%	1.28%	1.25%	1.28%
Class K
Net of waivers/reimbursements	.95%	.93%	.94%	.81%	.84%
Before waivers/reimbursements	.95%	.93%	.94%	.92%	.99%
Class I
Net of waivers/reimbursements	.59%	.58%	.58%	.58%	.58%
Before waivers/reimbursements	.59%	.58%	.58%	.59%	.58%

	Year Ended September 30, 2015	October 15, 2013(g) to September 30, 2014
Class Z
Net of waivers/reimbursements	.53%	.55	%(h)
Before waivers/reimbursements	.53%	.55	%(h)

(f)	Net of expenses waived by the Distributor.

(g)	Commencement of distribution.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from a third party vendor reimbursement, which enhanced the performance of each share class for the year ended September 30, 2013 by 0.01%.

See notes to financial statements.

AB GLOBAL BOND FUND •	101

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Bond Fund, Inc. (the “Fund”) (formerly known as AllianceBernstein Global Bond Fund, Inc.) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Bond Fund, Inc. at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2015

102	• AB GLOBAL BOND FUND

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2015. For foreign shareholders, 29.02% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB GLOBAL BOND FUND •	103

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

104	• AB GLOBAL BOND FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	109	None

AB GLOBAL BOND FUND •	105

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	109	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2010

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	109	None

106	• AB GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. He was a Director of the Merger Fund (registered investment company) since prior to 2010 until 2013. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	109	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 83 (1992)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	109	None

AB GLOBAL BOND FUND •	107

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	109	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	109	None

108	• AB GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	109	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	109	None

AB GLOBAL BOND FUND •	109

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an "interested person" of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

110	• AB GLOBAL BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Scott A. DiMaggio, 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Michael L. Mon, 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Douglas J. Peebles, 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Matthew S. Sheridan, 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Stephen M. Woetzel, 44	Controller	Vice President of ABIS,** with which he has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB GLOBAL BOND FUND •	111

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Global Bond Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

112	• AB GLOBAL BOND FUND

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2014.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2014 Net Assets ($MM)
Global Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$3,612.4

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended September 30, 2014, the Adviser received $50,727 (0.001% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

AB GLOBAL BOND FUND •	113

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Fund	Total Expense Ratio[7]			Fiscal Year
Global Bond Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I Class Z9	0.64 0.94 1.64 1.64 1.25 0.94 0.59 0.54	% % % % % % % %	Sept. 30 (ratios as of Mar. 31, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Fund’s expense ratios exclude interest expense of less than 0.01% for all share classes.

9	The Fund’s expense ratio with for Class Z shares is for the period since inception of the share class, October 15, 2013 through March 31, 2014.

114	• AB GLOBAL BOND FUND

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on September 30, 2014 net assets.11

Fund	Net Assets 9/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$3,612.4	Global Plus Schedule 0.50% on 1st $30 million 0.25% on the balance Minimum account size: $25m	0.252%	0.485%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Plus Fixed Income, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
Global Bond Fund, Inc.	Global Plus Fixed Income Class A2	1.10%
	Class I2 (Institutional)	0.55%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

AB GLOBAL BOND FUND •	115

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund[13]	Fee[14]
Global Bond Fund, Inc.	AB Global Plus Bond Fund D/P (hedged)	0.10%[15]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2014 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc.	Client #1	0.15% of average daily net assets	0.150%	0.485%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service required by a registered investment company.

13	The ITM fund is privately placed or institutional

14	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2014 by Reuters was ¥109.64 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $273.6 million; ¥20 billion would be equivalent to approximately $182.4 million; and ¥450 billion would be equivalent to approximately $4.1 billion.

15	In addition to the fee shown above, the ITM fund’s four institutional clients are charged an additional fee. Three of the four institutional clients are charged the following: 0.33% on the first ¥3 billion, 0.08% thereafter. The fourth institutional client is charged the following fee: 0.34% on the first ¥3 billion, 0.09% thereafter. At the currency exchange rate shown in footnote 59, ¥3 billion would be equivalent to approximately $27.4 million.

116	• AB GLOBAL BOND FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.16 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)17 and the Fund’s contractual management fee ranking.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank
Global Bond Fund, Inc.	0.486	0.534	2/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group

16	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

18	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

19	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

AB GLOBAL BOND FUND •	117

compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.20

Fund	Total Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund, Inc.	0.928	0.950	4/11	1.033	6/30

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Most recently completed fiscal year Class A share total expense ratio.

118	• AB GLOBAL BOND FUND

sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $62,629, $10,725,893 and $59,848 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.22

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,087,891 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

22	As a result of discussions between the Board and the Adviser, ABI is planning to phase in reductions to the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

AB GLOBAL BOND FUND •	119

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

120	• AB GLOBAL BOND FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings26 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended July 31, 2014.28

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.47	5.82	5.63	9/11	28/34
3 year	3.25	3.46	3.36	7/11	14/26
5 year	5.90	4.84	4.78	2/6	7/20
10 year	6.67	5.43	5.40	1/5	1/16

26	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

27	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

28	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

AB GLOBAL BOND FUND •	121

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)29 versus its benchmarks.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ending July 31, 2014
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Global Bond Fund, Inc.[32]	4.47	3.25	5.90	6.67	7.86	3.04	1.86	5
Barclays Capital Global Aggregate Bond Index (USD hedged)	4.98	4.19	4.41	4.75	6.14	2.39	1.78	5
Barclays Capital Global Treasury Index (USD hedged)[33]	4.68	4.12	3.79	4.57	6.07	N/A	N/A	N/A
Inception Date: March 27, 1992

29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

30	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

32	On or around February 1, 2006, the Fund’s name was changed from Americas Government Income Trust, Inc. to Global Government Income Trust. Also at this time, the Fund’s strategy changed and its benchmark changed from 50% JP Morgan EMBI Plus Latin Only/ 50% Lehman Brothers Government Bond Index to Lehman Brothers Global Treasury Index (Hedged). On or around November 5, 2007, the Fund changed its name from Global Government Income Trust to Global Bond Fund, Inc. Also at this time, the Fund’s strategy changed and its benchmark changed from Lehman Brothers Global Treasury Index (Hedged) to Barclays Capital Global Aggregate Bond Index (USD hedged).

33	Benchmark inception is the nearest month end after the Fund’s actual inception date.

122	• AB GLOBAL BOND FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

AB GLOBAL BOND FUND •	123

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

124	• AB GLOBAL BOND FUND

AB Family of Funds

AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0151-0915

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2014	$88,855	$—	$21,565
	2015	$91,547	$—	$34,062

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

Pre-approved by the
		All Fees for	Audit Committee
		Non-Audit Services	(Portion Comprised of
		Provided to the	Audit Related Fees)
		Portfolio, the Adviser	(Portion Comprised of
		and Service Affiliates	Tax Fees)
AB Global Bond Fund	2014	$390,370	$21,565
$—
$(21,565)
	2015	$432,312	$34,062
$—
$(34,062)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 20, 2015